SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No. )




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    Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12

                             COMMERCE BANCORP, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
         --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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

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   [ ]    Fee paid previously with preliminary materials:

   [ ]    Check box if any part of the fee is offset as provided by Exchange Act
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


                             [COMMERCE BANCORP LOGO]

              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              ----------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Commerce Bancorp, Inc. ("Bancorp") will be held at Commerce University, 17000 Horizon Way, Mt. Laurel, New Jersey, on Friday, June 11, 2004, at 11:00 A.M., local time to consider and act upon the following matters as more fully described in the annexed proxy statement:

         1. To elect directors;

         2. To approve the Commerce Bancorp, Inc. 2004 Employee Stock Option
Plan;

         3. To approve the amendment of Bancorp's Restated Certificate of Incorporation to increase the number of shares of Common Stock that Bancorp is authorized to issue by 350,000,000 shares;

         4. To ratify the appointment of Ernst & Young LLP as Bancorp's independent auditors for the fiscal year ending December 31, 2004; and

         5. To act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The board of directors has fixed April 23, 2004 as the record date for determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of, and to vote at, the Annual Meeting.

         You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, you are urged to sign and date the enclosed proxy and promptly return it in the envelope provided for that purpose.



                                            By Order of the Board of Directors



                                            ROBERT C. BECK,
                                            Secretary



April 29, 2004

                             COMMERCE BANCORP, INC.
                                 COMMERCE ATRIUM
                               1701 ROUTE 70 EAST
                       CHERRY HILL, NEW JERSEY 08034-5400

                                 PROXY STATEMENT

         This Notice of Annual Meeting, proxy statement and enclosed proxy are being furnished to shareholders of Commerce Bancorp, Inc. ("Bancorp") in conjunction with the solicitation of proxies by the board of directors of Bancorp for use at Bancorp's 2004 Annual Meeting of Shareholders to be held on Friday, June 11, 2004, at 11:00 A.M., local time, at Commerce University, 17000 Horizon Way, Mt. Laurel, New Jersey, (the "Annual Meeting"), and at any adjournment or postponement thereof. The approximate date upon which this proxy statement and the accompanying form of proxy will be first sent, given or otherwise made available to Bancorp's shareholders is April 29, 2004.

         The expense of the proxy solicitation will be borne by Bancorp. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers or employees of Bancorp and its subsidiaries without additional compensation. Bancorp may engage the services of a proxy soliciting firm. Bancorp is required to pay the reasonable expenses incurred by recordholders of Bancorp Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of Bancorp common stock they hold of record, upon request of such recordholders.

         The board of directors of Bancorp has fixed the close of business on April 23, 2004, as the date for determining holders of record of Bancorp Common Stock, par value $1.00 per share (the "Common Stock") entitled to receive notice of, and to vote at, the Annual Meeting. On that date, there were 77,907,957 shares of Bancorp Common Stock outstanding. Each holder of Bancorp Common Stock is entitled to cast one vote for each share held of record on that date.

         The holders of a majority of the aggregate outstanding shares of Bancorp Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Pursuant to the New Jersey Business Corporation Act ("NJBCA"), abstentions and broker non-votes (described below) will be counted for the purpose of determining whether a quorum is present.

         Under the NJBCA, abstentions or a withholding of authority are not counted as votes cast for the purpose of electing directors or amending Bancorp's Restated Certificate of Incorporation to increase the number of shares of Common Stock and, therefore, will have no effect on the outcome of the vote on the election of directors or the amendment to the Certificate of Incorporation at the Annual Meeting. However, under applicable New York Stock Exchange ("NYSE") rules, abstentions will be counted as votes cast for the purpose of approving the 2004 Employee Stock Option Plan (the "2004 Plan") and, therefore, will have the legal effect of an "AGAINST" vote in connection with the vote on such approval at the Annual Meeting.

         Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the applicable stock exchange or other organization of which they are members. Members of the NYSE are permitted to vote their clients' shares in their own discretion as to the election of directors, the amendment to the Certificate of Incorporation and certain other "routine" matters if the clients have not timely furnished voting instructions prior to the Annual Meeting. However, brokers will not be permitted to vote their clients' shares without obtaining voting instructions with respect to the approval of the 2004 Plan. When a broker votes a client's shares on some but not all of the proposals at a meeting, the omitted votes are referred to as "broker non-votes." Broker non-votes are not counted as votes cast.

         If the enclosed form of proxy is properly marked, signed, and returned in time to be voted at the Annual Meeting and not revoked, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election of all nominees for director, "FOR" the approval of the 2004 Plan, "FOR" the amendment to Bancorp's Restated Certificate of Incorporation to increase the number of shares of Common Stock that Bancorp is authorized to issue by 350,000,000 shares and "FOR" the ratification of the appointment of auditors.

         Any Bancorp shareholder giving a proxy may revoke it at any time before it is voted by (i) giving written notice of such revocation, signed in the same manner as the proxy, to Bancorp's Secretary, (ii) executing a new proxy and returning it to the Bancorp's Secretary prior to the voting of the first proxy at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

Common Stock

         The following table sets forth, as of April 23, 2004, the beneficial ownership of Bancorp's Common Stock by (i) each person who is known by Bancorp to be the beneficial owner of more than 5% of Bancorp's Common Stock, (ii) each director and nominee for director of Bancorp, (iii) each of the executive officers of Bancorp named in the Summary Compensation Table and (iv) all the directors and executive officers of Bancorp as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares. The address of Mr. Hill is c/o Commerce Bancorp, Inc., Commerce Atrium, 1701 Route 70 East, Cherry Hill, New Jersey 08034.


                                                   Number of Shares       Percent of Class
     Name of Beneficial Owner or                   Beneficially           Beneficially
       Identity of Group                           Owned(1)(2)            Owned(1)(2)
     ---------------------------                   ----------------       -----------------
       Robert C. Beck                              387,762(3)              *
       Jack R Bershad                              131,918 (4)             *
       Joseph E. Buckelew                          648,372 (5)             *
       Donald T. DiFrancesco                       10,082 (6)              *
       John P. Ferguson                            9,803 (7)               *
       Vernon W. Hill, II                          3,575,971 (8)           4.48%
       Morton N. Kerr                              8,231 (9)               *
       Steven M. Lewis                             520,672  (10)           *
       George E. Norcross, III                     1,064,067 (11)          1.36%
       Joseph J. Plumeri, II                       1,000                   *
       Daniel J. Ragone                            197,409 (12)            *
       William A. Schwartz, Jr.                     92,445 (13)            *
       Joseph T. Tarquini, Jr.                     552,400 (14)            *
       Frank C. Videon, Sr.                        203,081 (15)            *
       Dennis M. DiFlorio                          813,293 (16)            1.04%
       Robert D. Falese, Jr.                       249,626 (17)            *
       Peter M. Musumeci, Jr.                      436,260 (18)            *



                                       3


                                                   Number of Shares       Percent of Class
     Name of Beneficial Owner or                   Beneficially           Beneficially
       Identity of Group                           Owned(1)(2)            Owned(1)(2)
     ---------------------------                   ----------------       -----------------

       All Directors and Executive Officers of     9,411,218 (19)          11.42%
       Bancorp as a Group (20 Persons)

       Putnam, LLC                                 5,921,332 (20)          7.60%
       One Post Office Square
       Boston, MA 02109

       Gilder, Gangon, Howe & Co. LLC              9,046,104(21)           11.61%
       1775 Broadway, 26th Floor
       NY, NY 10019

-----------------------------

* less than 1%

(1) The securities "beneficially owned" are determined in accordance with the definitions of "beneficial ownership" as set forth in the regulations of the Securities and Exchange Commission ("SEC") and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same residence as such individual as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after April 23, 2004. Shares subject to outstanding stock options which an individual has the right to acquire within 60 days after April 23, 2004 are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities.

(2) The figures in these columns reflect the shares of Bancorp Common Stock issuable upon the conversion of the 5.95% Convertible Trust Capital
         Securities (the "trust capital securities") issued by Commerce Capital
         Trust II on March 11, 2002. Messrs. Bershad, Buckelew, DiFlorio, Hill,
         Ragone and Videon beneficially own 3,000, 10,000, 2,000, 8,000, 2,000 and 8,000 trust capital securities, respectively, and the directors and executive officers of Bancorp, as a group (20 persons), beneficially own 35,000 trust capital securities. Each trust capital security is convertible, at the option of the holder thereof, into shares of Bancorp Common Stock at an initial conversion ratio of 0.9478 shares of Bancorp Common Stock for each trust capital security, subject to adjustment under certain circumstances. As of April 23, 2004, the trust capital securities are convertible at the election of the holder.

(3) Includes 1,108 shares of Bancorp Common Stock held by Mr. Beck's wife and 93,376 shares of Bancorp Common Stock issuable upon the exercise of stock options granted under Bancorp's 1989 and 1998 Stock Option Plans for Non-Employee Directors.

(4) Includes 29,356 shares of Bancorp Common Stock held by Mr. Bershad's wife and 62,112 shares of Bancorp Common Stock issuable upon the exercise of stock options granted under Bancorp's 1989 and 1998 Stock
         Option Plans for Non-Employee Directors and 2,843 shares issuable upon the conversion of the trust capital securities.

(5) Includes 158,488 shares of Bancorp Common Stock held by Mr. Buckelew's wife, 4,778 shares of Bancorp Common Stock held by Buckelew & Lane
         Investments, 3,327 shares of Bancorp Common Stock allocated to Mr.
         Buckelew's account under Bancorp's 401(k) Plan, 162,500 shares of
         Bancorp Common Stock issuable upon the exercise of stock options granted under Bancorp's Employee Plans, as defined on page 20



                                       4

         and 9,478 shares issuable upon the conversion of the trust capital securities. Mr. Buckelew is a partner of Buckelew & Lane Investments.

(6)      Includes 1,826 shares of Bancorp Common Stock held jointly with Mr.
         DiFrancesco's wife, 731 shares of Bancorp Common Stock held by Mr.
         DiFrancesco's wife and 6,250 shares of Bancorp Common Stock issuable upon the exercise of stock options granted under Bancorp's 1998 Stock
         Option Plan for Non-Employee Directors.

(7) Includes 8,795 shares issuable upon the exercise of stock options granted under Bancorp's 1998 Stock Option Plan for Non-Employee
         Directors.

(8)      Includes 103,680 shares of Bancorp Common Stock held by Site
         Development Inc., 43,936 shares of Bancorp Common Stock held by Mr.
         Hill's wife, 145,542 shares of Bancorp Common Stock held by S. J.
         Dining, Inc., 148,666 shares of Bancorp Common Stock held by U.S.
         Restaurants, Inc., 145,018 shares of Bancorp Common Stock held by J.V.
         Properties, 35,748 shares of Bancorp Common Stock held by InterArch,
         Inc., 154,904 shares held by InterArch, Inc. Profit Sharing Plan,
         122,786 shares of Bancorp Common Stock held by the Hill Family Trust,
         139,798 shares held by the Hill Family Foundation, 4,473 shares of Bancorp Common Stock held by Galloway National Golf Club and 37,146 shares of Bancorp Common Stock allocated to Mr. Hill's account under Bancorp's 401(k) Plan. Mr. Hill is the Chairman of the Board of Site
         Development, Inc., a shareholder of S. J. Dining, Inc., a shareholder of U.S. Restaurants, Inc., a partner in J.V. Properties, a co-trustee and beneficiary of the Hill Family Trust, a trustee of the Hill Family
         Foundation, and a principal equity holder of Galloway National Golf
         Club. InterArch, Inc., is a company owned by Mr. Hill's wife and Mrs.
         Hill is a trustee of InterArch, Inc. Profit Sharing Plan. This amount also includes 1,883,092 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. Hill under Bancorp's
         Employee Plans and 7,582 shares issuable upon conversion of the trust capital securities.

(9)      Includes 8,131 shares of Bancorp Common Stock held by the
         Markeim-Chalmers, Inc. Pension Plan. Mr. Kerr is a trustee of the
         Markeim-Chalmers, Inc. Pension Plan.

(10)     Includes 18,432 shares of Bancorp Common Stock held jointly with Mr.
         Lewis' wife, 145,542 shares of Bancorp Common Stock held by S. J.
         Dining, Inc., 148,666 shares of Bancorp Common Stock held by U.S.
         Restaurants, Inc. and 64,076 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. Lewis under Bancorp's
         1989 and 1998 Stock Option Plans for Non-Employee Directors. Mr. Lewis is President of S. J. Dining, Inc. and President of U.S. Restaurants,
         Inc. This amount also includes 14,796 shares of Bancorp Common Stock held in trust for Mr. Lewis' minor children.

(11)     Includes 338,343 shares of Bancorp Common Stock held jointly with Mr.
         Norcross' wife, 1,271 shares of Bancorp Common Stock held by Mr.
         Norcross' wife, 6,709 shares of Bancorp Common Stock held as custodian for Mr. Norcross' minor children, 159,906 shares of Bancorp Common
         Stock held under a grantor trust for Mr. Norcross' minor children, 3,386 shares of Bancorp Common Stock allocated to Mr. Norcross's account under Bancorp's 401(k) Plan and 541,534 shares of Bancorp
         Common Stock issuable upon the exercise of stock options granted to Mr.
         Norcross under Bancorp's Employee Plans.

(12) Includes 50,222 shares of Bancorp Common Stock held by Mr. Ragone's wife, 17,025 shares of Bancorp Common Stock held jointly with Mr.
         Ragone's wife and 65,402 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. Ragone under Bancorp's
         1989 and 1998 Stock Option Plans for Non-Employee Directors and 1,896 shares issuable upon conversion of the trust capital securities.

(13) Includes 6,724 shares of Bancorp Common Stock held by Mr. Schwartz's wife, 36,398 shares of Bancorp Common Stock held jointly with Mr.
         Schwartz's wife and 46,882 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. Schwartz under Bancorp's
         1989 and 1998 Stock Option Plans for Non-Employee Directors.

(14)     Includes 454,328 shares of Bancorp Common Stock held by JCT Associates,
         L.P., 4,696 shares of Bancorp Common Stock held by The Tarquini
         Foundation and 93,376 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. Tarquini under Bancorp's 1989 and 1998 Stock Option Plans for Non-Employee Directors. Mr. Tarquini is the General Partner of JCT Associates, L.P., and a trustee of The
         Tarquini Foundation.



                                       5


(15)     Includes 49,545 shares of Bancorp Common Stock held jointly with Mr.
         Videon's wife, 18,489 shares of Bancorp Common Stock held by Mr.
         Videon's wife, 16,066 shares held by the Frank C. Videon, Inc., Profit
         Sharing Trust, 9,287 shares of Bancorp Common Stock held by the Videon
         Chevrolet Profit Sharing Plan, 31,516 shares of Bancorp Common Stock held by the Videon Dodge, Inc. Employee Profit Sharing Trust, 4,327 shares of Bancorp Common Stock held by the Frank C. Videon Funeral Home
         Profit Sharing Plan, 29,035 shares of Bancorp Common Stock held in
         Trust for Mr. Videon's grandchildren, 37,234 shares of Bancorp Common
         Stock issuable upon the exercise of stock options granted to Mr. Videon under Bancorp's 1989 and 1998 Stock Option Plans for Non-Employee
         Directors and 7,582 shares issuable upon conversion of the trust capital securities. Mr. Videon is a trustee for each of the above-referenced Plans and/or Trusts.

(16) Includes 25,638 shares held by Mr. DiFlorio's wife, 580,806 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. DiFlorio under Bancorp's Employee Plans, 17,473 shares of Bancorp Common Stock allocated to Mr. DiFlorio's account under Bancorp's 401(k) Plan and 1,896 shares issuable upon conversion of the trust capital securities.

(17) Includes 97,120 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. Falese under Bancorp's
         Employee Plans, 10,146 shares of Bancorp Common Stock allocated to Mr.
         Falese's account under Bancorp's 401(k) Plan, 1,956 shares of Bancorp
         Common Stock held by Mr. Falese's wife and 903 shares of Bancorp Common
         Stock held jointly with Mr. Falese's wife.

(18)     Includes 203,380 shares of Bancorp Common Stock held jointly with Mr.
         Musumeci's wife, 5,450 shares held by the Peter/Linda Musumeci
         Foundation, 196,594 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to Mr. Musumeci under Bancorp's
         Employee Plans and 30,182 shares of Bancorp Common Stock allocated to
         Mr. Musumeci's account under Bancorp's 401(k) Plan. Mr. Musumeci is a trustee of the Peter/Linda Musumeci Foundation.

(19) Includes an aggregate of 4,459,651 shares of Bancorp Common Stock issuable upon the exercise of stock options granted to directors and executive officers of Bancorp under Bancorp's 1989 and 1998 Stock
         Option Plans for Non-Employee Directors and Bancorp's Employee Plans and 33,173 shares issuable upon conversion of the trust capital securities.

 (20) Based upon a Schedule 13G filed with the SEC on February 13, 2004, the shares of Bancorp Common Stock shown in the table as beneficially owned by Putnam, LLC are beneficially owned as follows: Putnam Investment
         Management, LLC, 3,400,681 shares; The Putnam Advisory Company, LLC,
         2,520,651 shares. According to the Schedule 13G, Putnam, LLC and related entities have shared voting power over 1,647,784 shares and shared dispositive power over 5,921,332 shares of the shares reported as beneficially owned.

(21) Based upon a Schedule 13G filed with the SEC on February 10, 2004, the shares of Bancorp Common Stock shown in the table as beneficially owned by Gilder, Gagnon, Howe & Co. LLC are beneficially owned as follows:
         shares held in customer accounts, 6,284,404; shares held in accounts owned by the partners and their families; 2,666,749, and shares held in the profit-sharing plan, 94,951. According to the Schedule 13G, Gilder, Gagnon, Howe & Co. has the sole voting power over 94,951 shares and shared dispositive power over 9,046,104 shares of the shares reported as beneficially owned.



                                       6

                              ELECTION OF DIRECTORS

         The bylaws of Bancorp provide that Bancorp's business shall be managed by a board of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by resolution of a majority of the full board of directors. The board of directors by resolution has set at thirteen the number of persons to be elected to the board of directors at the Annual Meeting.

         Pursuant to the NJBCA, the election of directors will be determined by a plurality vote and the thirteen nominees receiving the most "FOR" votes will be elected. Shares may be voted "FOR" or withheld from each nominee. Abstentions and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the shares voted for directors.

         The board of directors unanimously recommends a vote "FOR" the election as directors of the nominees named herein.

         The board of directors has designated the thirteen persons listed below to be nominees for election as directors. Twelve of the thirteen nominees are currently members of the board, and each of them has consented to serve if elected. Bancorp has no reason to believe that any of the nominees will be unavailable for election; however, if any nominee becomes unavailable for any reason, the board of directors may designate a substitute nominee, or the number of directors to be elected at the Annual Meeting will be reduced accordingly.
Unless directed otherwise, the persons named on the enclosed proxy intend to vote such proxy "FOR" the election of the listed nominees or, in the event of the inability of any of the nominees to serve for any reason, for the election of such other person as the board of directors may designate to fill the vacancy. Directors of Bancorp hold office for one year and until their respective successors have been duly elected and qualified.

         The following information regarding Bancorp's nominees is based, in part, on information furnished by the nominees.

                          Name                        Age         Positions with Bancorp and Subsidiaries
       ----------------------------------------      ----     -----------------------------------------------
       Vernon W. Hill, II......................       58      Chairman and President of Bancorp; Chairman and
                                                              President of Commerce NJ; Chairman of Commerce
                                                              PA, Commerce Shore, Commerce North and Commerce
                                                              Delaware
       Robert C. Beck..........................       68      Secretary and Director of Bancorp and Commerce
                                                              NJ
       Jack R Bershad..........................       73      Director of Bancorp and Commerce NJ
       Joseph E. Buckelew......................       75      Director of Bancorp, Commerce NJ and Commerce
                                                              Shore; President of Commerce Shore; Vice
                                                              Chairman of Commerce Insurance Services, Inc.
       Donald T. DiFrancesco...................       59      Director of Bancorp and Commerce NJ
       John P. Ferguson........................       55      Director of Commerce North
       Morton N. Kerr..........................       73      Director of Bancorp and Commerce NJ
       Steven M. Lewis.........................       54      Director of Bancorp and Commerce NJ



                                       7

       George E. Norcross, III.................       48      Director of Bancorp and Commerce NJ; Chairman
                                                              and Chief Executive Officer of Commerce
                                                              Insurance Services, Inc.
       Joseph J. Plumeri, II...................       60      Director of Bancorp and Commerce NJ
       Daniel J. Ragone........................       76      Director of Bancorp and Commerce NJ
       William A. Schwartz, Jr.................       63      Director of Bancorp and Commerce NJ
       Joseph T. Tarquini, Jr..................       68      Director of Bancorp and Commerce NJ



--------------------------------------------------------------------------------

         Frank C. Videon, Sr. served as a director of Bancorp for the year ended December 31, 2003 and will not stand for re-election.

         Mr. Hill, a director of Commerce NJ since 1973 and Bancorp since 1982, has been Chairman and/or President of Commerce NJ since 1973 and Chairman and President of Bancorp since 1982. Mr. Hill has been Chairman of Commerce PA from June 1984 to June 1986 and from January 1987 to the present, Chairman of Commerce Shore since January 1989, Chairman of Commerce North since January 1997 and Chairman of Commerce Delaware since October 1999.

         Mr. Beck, a director of Commerce NJ since 1973 and Bancorp since 1982, has been Secretary of Commerce NJ since 1973 and Secretary of Bancorp since 1982. Mr. Beck has been of counsel to the law firm of Parker, McCay & Criscuolo, Marlton, New Jersey, since 2003. Mr. Beck was a member of the law firm of Parker, McCay & Criscuolo, Marlton, New Jersey from 1987 until 2000.

         Mr. Bershad, a director of Bancorp and Commerce NJ since 1987, is a retired partner of the law firm of Blank Rome LLP, Philadelphia, Pennsylvania and Cherry Hill, New Jersey, and was a partner in such firm from 1964 to 2002.

         Mr. Buckelew, a director of Bancorp since November 1996, Commerce Shore since 1993 and Commerce NJ since June 1997, has been Vice Chairman of Commerce Insurance Services, Inc. since November 2000 and President of Commerce Shore since 1998. Mr. Buckelew was Chairman of Commerce Insurance Services, Inc. from November 1996 through November 2000.

         Mr. DiFrancesco, a director of Bancorp and Commerce NJ since March 2002, was the Acting Governor of New Jersey from January 31, 2001 through January 8, 2002, served as the President of the New Jersey Senate from 1992 through January 31, 2001 and has been a partner in the law firm of DiFrancesco, Bateman, Coley, Yospin, Kunzman, Davis & Lehrer, P.C., Warren, New Jersey, from 1992 through January 31, 2001 and from January 8, 2002 to present.

         Mr. Ferguson, a director of Commerce North since June 1997, has been the President and Chief Executive Officer of Hackensack University Medical Center, Hackensack, New Jersey, since 1986. Bancorp's Nominating and Governance Committee recommended Mr. Ferguson as a nominee for a director to the Bancorp board of directors.

         Mr. Kerr, a director of Commerce NJ since 1973 and Bancorp since 1982, has been Chairman of Markeim-Chalmers, Inc., Realtors, Cherry Hill, New Jersey, a real estate company, since 1965 and Markeim-Chalmers, Inc., Appraisal Firm, Cherry Hill, New Jersey, from 1965 through August 1, 2002 on which date Mr. Kerr resigned from the appraisal company and divested his interest in such company.

         Mr. Lewis, a director of Bancorp and Commerce NJ since 1988, has been President of U.S. Restaurants, Inc., Blue Bell, Pennsylvania, since 1985 and President of S. J. Dining, Inc., Blue Bell, Pennsylvania, since 1986. Mr. Lewis is also a director of Quality Dining Inc.

         Mr. Norcross, a director of Bancorp and Commerce NJ since March 2002, has been the Chairman and Chief Executive Officer of Commerce Insurance Services, Inc. since November 2000. Mr. Norcross was the President and Chief Executive Officer of Commerce Insurance Services, Inc. from November 1996 through November 2000.

         Mr. Plumeri, who was appointed by the board as a director in January 2004, has been Chairman and Chief Executive Officer of Willis Group Holdings Limited, New York, New York, an insurance broker and NYSE company, since October 2000. Mr. Plumeri served as Chairman and Chief Executive Officer of Citigroup Inc.'s Primerica Financial Services from 1995 to 1999.

         Mr. Ragone, a director of Commerce NJ since 1981 and Bancorp since 1982, was the former Chairman and/or President of Ragone, Raible, Lacatena & Beppel, C.P.A., Haddonfield, New Jersey, and its predecessor firms from 1960 to 1996.

         Mr. Schwartz, a director of Bancorp and Commerce NJ since June 1997, has been Chairman, President and Chief Executive Officer of U.S. Vision, Inc., Glendora, New Jersey, an optical retailer, or its predecessor firms, since 1967. Mr. Schwartz is also a director of Mothers Work, Inc.

         Mr. Tarquini, a director of Commerce NJ since 1973 and Bancorp since 1982, was the Chairman and/or President of The Tarquini Organization, A.I.A., Camden, New Jersey, from 1980 to 2000.

         Independence

         As permitted by the NYSE rules, to assist the board in evaluating the independence of each of its directors, the board has adopted categorical standards of independence. Applying these standards, the board of directors has determined that the following directors, constituting a majority of the members of the board, are independent as defined in the applicable NYSE rules: Robert C. Beck, Jack R Bershad, Donald T. DiFrancesco, John P. Ferguson, Morton N. Kerr, Joseph J. Plumeri, II, Daniel J. Ragone, William A. Schwartz, Jr. and Joseph T. Tarquini, Jr. The categorical standards adopted and applied by the board consist of the following business or charitable relationships which the board has determined are not material relationships that would impair a director's independence:

          o Lending relationships, deposit relationships or other financial service relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, insurance and related products, private banking, investment management, custodial, securities brokerage, cash management and similar services) between Bancorp or its subsidiaries, on the one hand, and (i) the director; and/or (ii) any immediate family member of the director who resides in the same home as the director; and/or (iii) any profit or non-profit entity with which the director is affiliated by reason of being a director, officer, employee, trustee, partner and/or an owner thereof, on the other, provided that (A) such relationships are in the ordinary course of business of Bancorp or its subsidiaries and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and in addition, (B) with respect to any extension of credit by a subsidiary of Bancorp to any borrower described in clauses (i) - (iii) above, such extension of credit has been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve System and Section 13(k) of the Exchange Act and no extension of credit is on a non-accrual basis.

          o The fact that (i) the director is a director, officer, employee, trustee, partner and/or an owner thereof in, any profit or non-profit entity, (ii) the director is of counsel to a law firm, or (iii) an immediate family member is a director, officer, employee, trustee, partner and/or an owner of any entity, that makes payments to, or receives payments from, Bancorp or its subsidiaries for property or services in an amount which, in any fiscal year, is less than the greater of $1 million or two percent of such other entity's consolidated gross revenues, and such property or services were provided or received in the ordinary course of business of each of the parties.

          o The fact that the director, or an immediate family member of the director who resides in the same home as the director, is a director, officer, employee or trustee of a non-profit organization, foundation or university to which Bancorp or its subsidiaries makes discretionary contributions provided such contributions in any fiscal year, excluding Bancorp or its subsidiaries matching funds, are less than the greater of $1 million or two percent of the entity's consolidated gross revenues for the most recently ended fiscal year for which total revenue information is available.

          o Any contract or other arrangement for personal services provided by the director to Bancorp or its subsidiaries (excluding services as a director of Bancorp or its subsidiaries) if the compensation to the director does not exceed $100,000 per calendar year.

          o The employment by Bancorp or its subsidiaries of an immediate family member of the director provided that such immediate family member was or is not an executive officer of Bancorp and the compensation of any such family member was established by Bancorp or its subsidiary in accordance with its employment and compensation practices applicable to employees holding comparable positions.

For purposes of the foregoing standards of director independence, an "immediate family member" means any of the director's spouse, parents, children, brothers, sisters, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the director's home.

Directors are requested to inform the Chairman of the Nominating and Governance Committee and the President of Bancorp of any change of circumstances or before serving as a director, officer, employee, partner, trustee and/or owner of an outside profit or non-profit entity so that such change in circumstances or opportunity can be reviewed as to whether or not it might put a director's independence at issue.

Communication with the Board

         Shareholders may communicate with the board of directors, including the non-management directors, by sending a letter to an individual director or to Bancorp's board of directors, c/o Chief Regulatory Officer, Commerce Bancorp, Inc., Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034-5400. All written communications directed to the non-management directors will be referred to the Chairman of the Nominating and Governance Committee. Communications directed to the Audit Committee will be referred to the Audit Committee Chairman. All other shareholder communications received by the Chief Regulatory Officer will be delivered to the Chairman of the Board or to the director to which such correspondence is addressed.

Director Compensation

         Directors of Bancorp and Commerce NJ were paid an annual fee of $25,000 plus $1,000 for each meeting of the board of directors and committee meeting attended in 2003 and will be paid an annual fee of $30,000 and a meeting fee of $1,000 for each meeting of the board of directors and committee meeting attended in 2004. When meetings of the board of directors of Bancorp and Commerce NJ occur on the same day, only one fee is paid. In addition, in 2003, the Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee each received an additional annual fee of $25,000 and will receive an additional annual fee of $30,000 in 2004, and, in 2003, the Chairman of the

Compensation Committee received an additional annual fee of $12,500 and will receive an additional annual fee of $15,000 in 2004. Directors of Commerce PA, Commerce Shore, Commerce North and Commerce Delaware were paid a fee of $500 for each meeting of the board of directors and committee meeting attended in 2003 and will be paid the same meeting fee for each meeting of the board of directors and committee meeting attended in 2004. No fees are paid to directors who are also officers of Bancorp or its subsidiaries. Each director of Bancorp is provided with $100,000 of permanent life insurance.

         A retirement plan for Bancorp's directors who are not officers or employees of Bancorp on the date their service as a Bancorp director ends ("outside director"), provides that outside directors with five or more years of service as a Bancorp director are entitled to receive annually, for ten years or the number of years served as a director, whichever is less, commencing upon such director's attainment of age 65 and retirement from the Bancorp board or upon such director's disability, payments equal to the highest 1099 Compensation (as such term is defined in the plan) in effect at any time during the five year period immediately preceding such director's retirement or, if earlier, death or disability. This plan further provides that, in the event a director dies before receiving all benefits to which he or she is entitled, such director's surviving spouse is entitled to receive all benefits not received by the deceased director commencing upon such director's death. Upon a change in control of Bancorp, the plan provides that each director then sitting on the Bancorp board, notwithstanding the length of time served as a director, becomes entitled to receive annually, for ten years, or twice the number of years served as a director, whichever is less, payments equal to the higher of the director's 1099 Compensation at the time of the director's termination of board service and the highest 1099 Compensation in effect at any time during the five year period immediately preceding the change in control commencing on the latest to occur of the termination of the director's board service, attainment of age 65 or any date designated by the director at any time and from time to time. The definition of "change in control" for purposes of this plan parallels the definition of that term contained in the Employment Agreements discussed on page 19 of this proxy statement. This plan became effective January 1, 1993, as amended.

1989 and 1998 Stock Option Plans For Non-Employee Directors

         Effective April 24, 1989 (and as amended in 1994), Bancorp adopted the 1989 Stock Option Plan for Non-Employee Directors (the "1989 Plan") which provides for the purchase of a total of not more than 641,379 shares of Bancorp Common Stock (as adjusted for all stock splits and dividends through April 23, 2004) by members of the boards of directors of Bancorp and its subsidiary corporations. Options granted pursuant to the 1989 Plan may be exercised beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Bancorp, as such term is defined in the 1989 Plan. No further options may be granted under the 1989 Plan. As of April 23, 2004, options to purchase 62,102 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) were outstanding under the 1989 Plan.

         Effective June 29, 1998 (and as amended in 1998 and 2003), Bancorp adopted the 1998 Stock Option Plan for Non-Employee Directors (the "1998 Plan") which provides for the purchase of a total of not more than 1,602,500 shares of Bancorp Common Stock (as adjusted for all stock splits and dividends through April 23, 2004) by members of the boards of directors of Bancorp or its subsidiary corporations and other persons who are not employees of Bancorp or its subsidiary corporations. Options may be granted under the 1998 Plan through June 29, 2008. Under the 1998 Plan, members of the boards of directors of Bancorp or its current and future subsidiary corporations (i.e., any corporation in which Bancorp owns, directly or indirectly, fifty percent or more of the outstanding voting power of all classes of stock of such corporation at the time of election or reelection of such director) who are not also employees of Bancorp or its subsidiary corporations and other persons who are not employees of Bancorp or its subsidiary corporations are entitled to receive options to purchase Bancorp Common Stock. Options granted prior to January 1, 2003 pursuant to the 1998 Plan may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Bancorp, as such term is defined in the 1998 Plan. Options granted after January 1, 2003 pursuant to the 1998 Plan may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant and then are exercisable ratably over four years or (ii) a "change in control" of Bancorp. As of April 23, 2004, options to purchase 1,239,124 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) had been granted under the 1998 Plan and 363,376 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) were available for issuance under the 1998 Plan.

         Both the 1989 Plan and 1998 Plan are administered by the board of directors of Bancorp, including non-employee directors. Options granted under the 1989 Plan and/or 1998 Plan are not "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Option prices are intended to equal 100% of the fair market value of Bancorp's Common Stock on the date of option grant. The board of directors of Bancorp, in their sole discretion, may grant options under the 1998 Plan to non-employee directors or to other persons who are not employees of Bancorp or its subsidiaries and determine the number of shares subject to each option, the rate of option exercisability, and subject to certain limitations, the option price and the duration of the options. Unless terminated earlier by the option's terms, options granted under the 1989 Plan and/or 1998 Plan expire ten years after the date they are granted. For the year ended December 31, 2003, options to purchase the following shares of Bancorp Common Stock were granted to the following Bancorp directors under the 1998 Plan: Messrs. Beck, 5,000; Bershad, 5,000; DiFrancesco, 5,000; Kerr, 5,000; Lewis, 5,000; Ragone, 5,000; Schwartz,
5,000; Tarquini, 5,000; and Videon, 5,000. Such options were not exercisable in 2003.

Meetings and Committees of the Board of Directors

         During 2003, there were 12 meetings of the board of directors of Bancorp. The board of directors of Bancorp has established an Audit Committee, an Oversight Committee, a Compensation Committee and a Nominating and Governance Committee. In addition, each of Bancorp's five subsidiary banks, Commerce Bank, N.A., Cherry Hill, New Jersey ("Commerce NJ"), Commerce Bank/Pennsylvania, N.A., Devon, Pennsylvania ("Commerce PA"), Commerce Bank/Shore, N.A., Toms River, New Jersey ("Commerce Shore"), Commerce Bank/Delaware, N.A., Wilmington, Delaware ("Commerce Delaware") and Commerce Bank/North, Ramsey, New Jersey ("Commerce North") has various committees of their respective boards.

         Bancorp's non-management directors have regularly scheduled meetings without any management directors in attendance at least two times a year chaired by a non-management director in rotating order.

         Attendance

         In 2003, each of Bancorp's directors and nominees for director attended more than 75% of the total number of meetings of the board of directors and all committees of which they were members of Bancorp and its subsidiary banks, as the case may be.

         Attendance at Annual Meetings of Shareholders

         The board of directors has a policy that all of the directors should attend the annual meeting of shareholders. All directors attended the 2003 Annual Meeting of shareholders.

         Information with respect to the committees of the board of directors of Bancorp is set forth below.

         Audit Committee

         The principal duties of the Audit Committee are to monitor the integrity of the financial statements of Bancorp, the compliance by Bancorp with legal and regulatory requirements, the independence and performance of Bancorp's independent auditors and the performance of Bancorp's internal audit function. This committee engages Bancorp's independent auditors and pre-approves the professional services provided by the independent auditors. The Audit Committee is governed by a written charter approved by the board of directors, a copy of which is attached as Appendix A to this proxy statement. The report of the Audit Committee is set forth on page 15 of this proxy statement. During 2003, there were ten meetings of the Audit Committee. Daniel J. Ragone, Chairman, Frank C. Videon, Sr. and Joseph T. Tarquini, Jr. are the current members of the Audit Committee. Each member of the Audit Committee is independent under applicable NYSE listing standards and SEC regulations. In addition, the board has determined that Daniel J. Ragone qualifies as an "audit committee financial expert" as defined by the SEC and, is independent within the meaning of applicable NYSE listing standards and SEC regulations.

         Oversight Committee

         The Oversight Committee which is comprised of independent non-employee directors, reviews compliance matters at Bancorp and its banking subsidiaries, and reports to Bancorp's Audit Committee. Daniel J. Ragone, Frank C. Videon, Sr., Joseph T. Tarquini, Jr., Joseph A. Haynes (Director of Commerce North) and Daniel M. Monroe (Director of Commerce Shore) are the current members of the Oversight Committee. During 2003, there were four meetings of the Oversight Committee.

         Compensation Committee

         The Compensation Committee which is comprised of independent non-employee directors, reviews and recommends the compensation of Bancorp's Chief Executive Officer and the policies regarding compensation of Bancorp's and its subsidiaries' other executive officers and directors, and administers Bancorp's Employee Plans. Morton N. Kerr, Chairman, Daniel J. Ragone and Jack R Bershad are the current members of the Compensation Committee. During 2003, there was one meeting of the Compensation Committee. The Compensation Committee is governed by a written charter approved by the board of directors, a copy of which can be found on Bancorp's website, www.commerceonline.com, under the "Investor Relations" section in "Corporate Governance." The report of the Compensation Committee with respect to 2003 compensation is set forth on page 25 of this proxy statement.

         Nominating and Governance Committee

         The Nominating and Governance Committee which is comprised of independent non-employee directors considers and recommends to the board of directors nominees for election to the board of directors. The committee also is charged with developing corporate governance guidelines for Bancorp and recommending to the board of directors corporate governance practices generally. Jack R Bershad, Chairman, Frank C. Videon, Sr. and Joseph T. Tarquini, Jr. are the current members of the Nominating and Governance Committee. Each member of the Nominating and Governance Committee is independent under applicable NYSE listing standards and SEC regulations. During 2003, there were four meetings of the Nominating and Governance Committee. The Nominating and Governance Committee is governed by a written charter approved by the board of directors, a copy of which can be found on Bancorp's website, www.commerceonline.com, under the "Investor Relations" section in "Corporate Governance."

         Consideration of Director Candidates Recommended or Nominated by Shareholders. The Nominating and Governance Committee will consider properly submitted shareholder recommendations for director candidates. According to Bancorp's Bylaws, nominations by shareholders for directors to be elected at a meeting of shareholders which have not previously been approved by the board of directors must be submitted to the Secretary of Bancorp, not later than (i) the latest date upon which shareholder proposals must be submitted to Bancorp for inclusion in Bancorp's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Exchange Act, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, 30 days prior to the printing of Bancorp's proxy materials with respect to such meeting or if no proxy materials are being distributed to shareholders, at least the close of business on the fifth day following the date on which notice of such meeting is first given to shareholders. Each nomination is required to set forth:

          o the name and address of the shareholder making the nomination and the person or persons nominated;

          o a representation that the shareholder is a holder of record of capital stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

          o a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder;

          o such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating and Governance Committee; and

          o the consent of each nominee to serve as a director of Bancorp if so elected.

         Director Qualifications. Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable NYSE and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to board of directors and committee duties. Nominees should also have experience in the banking industry and knowledge about the issues affecting the banking industry. Nominees should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Bancorp's shareholders. They must also have an inquisitive and objective perspective, practical experience and mature judgment. Bancorp endeavors to have a board representing diverse experiences and policy-making levels in business, government, education and technology, and in other areas relevant to Bancorp's activities. Directors are expected to attend scheduled board and committee meetings and to be prepared for the meetings by reviewing the materials provided to them in advance of the meetings. Nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the board for an extended period of time. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

         Additional criteria apply to directors being considered to serve on a particular committee of the board of directors. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand Bancorp's financial statements.

         Identifying and Evaluating Nominees for Director. The Nominating and Governance Committee assesses the appropriate size of the board in accordance with the limits fixed by Bancorp's charter and bylaws, whether any vacancies on the board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers candidates for director suggested by members of the Nominating and Governance Committee and other board members as well as management, shareholders and other parties. Historically, all of Bancorp's director nominees have served on one of Bancorp's bank's boards. The Nominating and Governance Committee also has the authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

         In the case of an incumbent director, the Nominating and Governance Committee reviews such director's service to Bancorp during the past term, including, but not limited to, the number of board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating and Governance Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating and Governance Committee meeting at which such director's potential nomination for election as a director is discussed by the Nominating and Governance Committee.

         In the case of a new director candidate, the Nominating and Governance Committee will evaluate whether the nominee is independent, as independence is defined under applicable NYSE Rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Governance Committee or the board of directors will interview the nominee in person or by telephone.

         Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Governance Committee makes a decision as to whether to recommend that the board of directors nominate the director candidate for election at the shareholders meeting.

         Corporate Governance Matters

         The corporate governance policies of Bancorp are set forth in the Corporate Governance Guidelines approved by the board of directors. The Corporate Governance Guidelines include information regarding the functions, responsibilities, qualifications and composition of the board of directors and other matters. A copy of the Corporate Governance Guidelines as approved by the board of directors can be found on Bancorp's website, www.commerceonline.com, under the "Investor Relations" section in "Corporate Governance."

                          REPORT OF THE AUDIT COMMITTEE

         On March 10, 2004, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with Bancorp's independent auditors, Ernst & Young LLP, regarding the matters required by the Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit

Committees). As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and a confirming letter from Ernst & Young LLP regarding its independence and has discussed with Ernst & Young LLP its independence. The Audit Committee has also considered whether the provision of non-audit services by the independent auditors to Bancorp is compatible with maintaining the auditors' independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in Bancorp's Annual Report on Form 10-K for the year ended December 31, 2003.

         This Audit Committee Report and information regarding the Audit Committee contained in the paragraph preceding the Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that Bancorp specifically requests that the Report or information be specifically incorporated by reference. The Audit Committee's considerations and discussions referred to above do not assure that the audit of Bancorp's financial statements for the year ended December 31, 2003 has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Bancorp's auditors are in fact "independent."

                                 AUDIT COMMITTEE

                           Daniel J. Ragone, Chairman
                              Frank C. Videon, Sr.
                             Joseph T. Tarquini, Jr.



                                 SENIOR OFFICERS

         The senior officers of Bancorp and its subsidiaries, as of April 23, 2004, are set forth below.

                                                                   Positions with Bancorp and/or its subsidiaries
                      Name                            Age                       Principal Occupation
--------------------------------------------         ----      --------------------------------------------------

Vernon W. Hill, II..........................          58       Chairman and President of Bancorp since 1982;
                                                               Chairman and/or President of Commerce NJ since 1973;
                                                               Chairman of Commerce PA from June 1984 to June 1986
                                                               and from January 1987 to present; Chairman of
                                                               Commerce Shore since 1989, Commerce North since 1997,
                                                               and Commerce Delaware since 1999.
Peter M. Musumeci, Jr. .....................          53       Executive Vice President and Senior Credit Officer of
                                                               Bancorp and Commerce NJ since 1986; Treasurer and
                                                               Assistant Secretary of Bancorp since 1984; Director
                                                               of Commerce Shore since 1989.
Robert D. Falese, Jr........................          57       Executive Vice President and Senior Loan Officer of
                                                               Bancorp and Commerce NJ since 1992.
Dennis M. DiFlorio..........................          50       Executive Vice President of Bancorp and Commerce NJ
                                                               since January 1996; Director of Commerce North since
                                                               1997.
C. Edward Jordan, Jr........................          60       Executive Vice President of Bancorp and Commerce NJ
                                                               since 1982.
Douglas J. Pauls............................          45       Chief Financial Officer of Bancorp since March 2002;
                                                               Senior Vice President of Bancorp since January 1999.
                                                               Prior thereto Mr. Pauls was the Chief Accounting
                                                               Officer of Bancorp from October 1995 to March 2002.





                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table is a summary of certain information concerning the compensation during the last three fiscal years awarded or paid to, or earned by, Bancorp's chief executive officer and each of Bancorp and/or its subsidiaries' other four most highly compensated executive officers during 2003.


                                   ---------------------------------------------------------  -----------------------------
                                                      Annual Compensation                        Long Term Compensation
                                   ---------------------------------------------------------  -----------------------------
                                                                                                Securities
                                                                                                Underlying      All Other
                                                                              Other Annual     Stock Option    Compensation
           Name/Title                Year         Salary             Bonus    Compensation(1)    Grants (2)         (3)
---------------------------------    ----         -------         ---------  ---------------    -----------   -------------
Vernon W. Hill, II.................. 2003         $2,000,000     $1,000,000         $205,325         150,000        $16,734
Chairman and President               2002          1,500,000        750,000          154,339         150,000         16,249
of Bancorp and Commerce NJ;          2001          1,250,000        500,000          123,614         200,000         33,116
Chairman of Commerce PA,
Commerce Shore, Commerce North,
and Commerce Delaware


Peter M. Musumeci...............     2003          $ 450,000       $100,000                           40,000       $ 12,220
Executive Vice President and         2002            400,000        100,000                           40,000         11,206
Senior Credit Officer of Bancorp     2001            360,000        100,000                           50,000         22,167
and Commerce NJ; Treasurer and
Assistant Secretary of Bancorp


Robert D. Falese, Jr.................2003           $650,000       $150,000                           75,000        $21,623
Executive Vice President and         2002            550,000        150,000                           75,000         21,527
Senior Loan Officer of Bancorp       2001            500,000        150,000                          100,000         17,901
and Commerce NJ


Dennis M. DiFlorio...............    2003           $650,000       $150,000                           75,000        $10,112
Executive Vice President of          2002            550,000        150,000                           75,000          9,843
Bancorp and Commerce NJ              2001            500,000        150,000                          100,000          8,174


George E. Norcross, III............  2003           $850,000       $300,000         $ 89,592         100,000        $16,320
Chairman and Chief Executive         2002            750,000        300,000           76,127         100,000         14,130
Officer of Commerce Insurance        2001            600,000        200,000                          100,000          7,004
Services, Inc.



-------------------------

(1) The total in this column reflects personal use of a company car (for 2003, Mr. Hill, $5,924; Mr. Norcross, $4,800, for 2002, Mr. Hill,
         $3,020; Mr. Norcross, $4,800, and for 2001, Mr. Hill, $4,518), expense allowances (for 2003, Mr. Hill, $195,837; Mr. Norcross, $ 82,470; for 2002, Mr. Hill, $147,917; Mr. Norcross, $69,167; and for 2001, Mr.
         Hill, $117,086;) and country club dues (for 2003, Mr. Hill, $3,564; Mr. Norcross, $2,322; for 2002, Mr. Hill, $3,402; Mr. Norcross, $2,160; and
         for 2001, Mr. Hill, $2,010). The value of such other annual compensation did not exceed the lesser of $50,000 or 10% of salary and bonus for any individual in any year except for Mr. Hill and Mr. Norcross in 2002 and 2003.

(2) The stock option grants reflected in this column have been adjusted for the 2 for 1 stock split declared on November 21, 2001. The original grant was adjusted based on the unexercised option shares outstanding on the date of the stock split.

(3) The totals in this column reflect (i) premiums on life insurance (for 2003, Mr. Hill, $3,494; Mr. Musumeci, $1,472; and Mr. Norcross, $10,030; for 2002, Mr. Hill, $3,096; Mr. Musumeci, $1,383; and Mr.
         Norcross, $9,130; and for 2001, Mr. Hill, $21,446; Mr. Musumeci, $12,540; and Mr. Norcross, $3,130); (ii) long-term disability policies (for 2003, Mr. Hill, $8,240; Mr. Musumeci, $6,330; Mr. Falese, $16,623
         and Mr. DiFlorio $5,112; for 2002, Mr. Hill, $8,153; Mr. Musumeci, $6,208; Mr. Falese, $16,527; and Mr. DiFlorio, $4,843; and for 2001,
         Mr. Hill, $7,796; Mr. Musumeci, $5,800; Mr. Falese, $14,027; and Mr. DiFlorio, $4,300); (iii) contributions to Bancorp's ESOP (in 2001, $165 each for all five individuals); and (iv) contributions to Bancorp's 401(k) (for 2003, Mr. Hill, $5,000; Mr. Musumeci, $4,418; Mr. Falese,
         $5,000; Mr. DiFlorio, $5,000; and Mr. Norcross, $5,000; for 2002, Mr.
         Hill, $5,000; Mr. Musumeci, $3,615; Mr. Falese, $5,000; Mr. DiFlorio, $5,000; and Mr. Norcross, $5,000; and for 2001, Mr. Hill, $3,709; Mr.
         Musumeci, $3,662; Mr. Falese, $3,709; Mr. DiFlorio, $3,709; and Mr. Norcross, $3,709).

Employment Agreements

         Mr. Hill's employment agreement provides that he will be employed by Bancorp and Commerce NJ as Chairman of the Board, President and Chief Executive Officer for a term of five years effective January 1, 1992, provided that on each January 1 thereafter Mr. Hill's employment agreement shall be automatically renewed and extended for a new five year term unless either Bancorp or Mr. Hill gives the other at least 90 days prior written notice of their desire to terminate Mr. Hill's employment agreement, in which event the term will have four years remaining.

         Under the terms of Mr. Hill's employment agreement, Mr. Hill's "base salary" shall not be less than $2,000,000. Mr. Hill's employment agreement provides that Mr. Hill will participate in any benefit or compensation programs in effect which are generally made available from time to time to executive officers of Bancorp and provides for all other fringe benefits as in effect from time to time which are generally available to Bancorp's salaried officers including, without limitation, medical and hospitalization coverage, life insurance coverage and disability coverage.

         Mr. Hill's employment agreement requires Bancorp to compensate Mr. Hill for the balance of the term of his employment agreement at a rate equal to seventy percent of his annual base salary if he becomes permanently disabled (as defined in Mr. Hill's employment agreement) during the term and to pay Mr. Hill's designated beneficiary a lump sum death benefit if he dies during the term in an amount equal to three times his average annual base salary in effect during the 24 months immediately preceding his death.

         Mr. Hill's employment agreement allows Mr. Hill to terminate his employment with Bancorp upon a change in control of Bancorp (as defined in Mr. Hill's employment agreement) and if within three years of such change in control, without Mr. Hill's consent, among other things, the nature and scope of his authority with Bancorp or a surviving or acquiring person are materially reduced to a level below that which he enjoyed on January 1, 1992. If Mr. Hill terminates his employment because of a change in control, he will be entitled to a lump sum severance payment equal to four times his average annual base salary in effect during the 24 month period immediately preceding such termination (provided that such payment does not constitute a "parachute payment" under Section 280G of the Code, and in the event such payment would constitute a "parachute payment," such lump sum severance payment shall be reduced so as to not constitute a "parachute payment"), and the continuation of certain benefits including medical, hospitalization and life insurance. Mr. Hill's employment agreement contains a non-competition covenant for Mr. Hill should his employment with Bancorp be terminated under certain circumstances.

         The employment agreements for Messrs. Musumeci, Falese, DiFlorio and Norcross are substantially similar to that of Mr. Hill's except that: Mr. Musumeci will serve as Executive Vice President and Senior Credit Officer of Bancorp and Commerce NJ, Mr. Falese will serve as Executive Vice President and Senior Loan Officer of Bancorp and Commerce NJ, Mr. DiFlorio will serve as Executive Vice President of Bancorp and Commerce NJ, and Mr. Norcross will serve as Chief Executive Officer of Commerce Insurance Services, Inc. The term of each employment agreement is three years and the lump sum death benefit is in each case equal to two times the respective average annual base salary in effect during the 24 month period preceding death. Mr. Musumeci's "base salary" under his employment agreement is $450,000, Mr. Falese's "base salary" under his employment agreement is $650,000, Mr. DiFlorio's "base salary" under his employment agreement is $650,000, Mr. Norcross' "base salary" under his employment agreement is $850,000.

Employee Stock Option Plans

         Effective May 1994, Bancorp adopted the Commerce Bancorp, Inc. 1994 Employee Stock Option Plan (the "1994 Plan") which provided for the purchase of a total of not more than 3,348,579 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) by officers and key employees of Bancorp or its subsidiary corporations. Pursuant to the 1994 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options. No further options may be granted under the 1994 Plan. As of April 23, 2004, options to purchase 972,655 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) were outstanding under the 1994 Plan.

         Effective May 1997, Bancorp adopted the Commerce Bancorp, Inc. 1997 Employee Stock Option Plan (the "1997 Plan") which provides for the purchase of a total of not more than 17,234,000 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) by officers and key employees of Bancorp or its subsidiary corporations. Pursuant to the 1997 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options. All officers and key employees of Bancorp or any current or future subsidiary corporation are eligible to receive options under the 1997 Plan. As of April 23, 2004, options to purchase 17,051,706 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) had been granted under the 1997 Plan and 194,160 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) were available for issuance under the 1997 Plan. No further options will be granted under the 1997 Plan if the 2004 Plan is approved. See "APPROVAL OF THE COMMERCE BANCORP, INC. 2004 EMPLOYEE STOCK OPTION PLAN."

         The 1994 Plan and 1997 Plan are collectively referred to as the "Employee Plans."

         The purpose of the Employee Plans is to provide additional incentive to employees of Bancorp and its subsidiary corporations by encouraging them to invest in Bancorp's Common Stock and thereby acquire a proprietary interest in Bancorp and an increased personal interest in Bancorp's continued success and progress.

         The Employee Plans are administered by the Compensation Committee which is appointed by the board of directors and consists only of directors who are not eligible to receive options under the Employee Plans. The Compensation Committee determines in concert with senior management, among other things, which officers and key employees receive an option or options under the Employee Plans, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option. Under the 1997 Plan, no individual may be granted a number of options that is more than 50% of the total number of shares of Bancorp Common Stock authorized for issuance under the 1997 Plan. In addition, incentive stock options first exercisable by an employee in any one year under the 1997 Plan (and all other Employee Plans of Bancorp) may not exceed $100,000 in value (determined at the time of grant). The Compensation Committee may, in its discretion, modify or amend any of the option terms herein described, provided that if an incentive stock option is granted, the option as modified or amended continues to be an incentive stock option.

         In the event of any change in the capitalization of Bancorp, such as by stock dividend, stock split or what the board of directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Employee Plans will be appropriately adjusted in a manner determined in the sole discretion of the board of directors. Reacquired shares of Bancorp's Common Stock, as well as unissued shares, may be used for the purpose of the 1997 Plan. The option price for options issued under the 1997 Plan must be at least equal to 100% of the fair market value of the Bancorp Common Stock as of the date the option is granted.

         Options granted prior to January 1, 2003 pursuant to the Employee Plans are not exercisable until one year after the date of grant and then are exercisable pursuant to a schedule based on years of service or option holding period. Options granted after January 1, 2003 pursuant to the Employee Plans are not exercisable until one year after the date of grant and then are exercisable ratably over four years. Under the Employee Plans, in the event of a "change in control" of Bancorp, as defined in the Employee Plans, each optionee may exercise the total number of shares then subject to the option. The Compensation Committee has the authority to provide for a different rate of option exercisability for any optionee.

         Options granted under the 1994 Plan are not transferable other than by will or by the laws of descent and distribution. Except as otherwise authorized by the Compensation Committee with respect to non-qualified stock options only, options granted pursuant to the 1997 Plan are not transferable, except by will or the laws of descent and distribution in the event of death.

         Under the 1994 Plan and 1997 Plan, unless terminated earlier by the option's terms, both incentive stock options and non-qualified stock options expire ten years after the date they are granted. Options terminate three months after the date on which employment is terminated (whether such termination be voluntary or involuntary), other than by reason of death or disability. The option terminates one year from the date of termination due to death or disability (but not later than the scheduled termination date). During an optionee's lifetime, the option is exercisable only by the optionee including, for this purpose, the optionee's legal guardian or custodian in the event of disability, except that under the 1997 Plan, if specifically permitted by the Compensation Committee or the board of directors, non-qualified stock options are transferable.

         During 2003, Bancorp granted stock options to purchase an aggregate of 2,547,210 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004) at an average exercise price of $42.51 per share (as adjusted for all stock splits and stock dividends through April 23, 2004) under the 1997 Plan. During 2003, a total of 1,530,804 options were exercised under the Employee Plans.



Stock Option Tables

         The following table sets forth certain information regarding options granted during 2003 to each of the executive officers named in the Summary
Compensation Table.

                                           Individual Option Grants in Fiscal 2003                    Grant Date Value
                                   -----------------------------------------------------------    ----------------------------------
                                   Number of      % of Total
                                  Securities       Options                                         Black-Scholes
                                  Underlying      Granted to                                        Grant Date
                                    Options      Employees in     Exercise                            Present     Black-Scholes
            Name                    Granted      Fiscal Year       Price     Expiration Date         Value(1)      Value(1)
----------------------------      ----------     ------------     --------  -----------------       ----------    -------------

Vernon W. Hill, II..........         150,000       5.9%           $ 42.80   February 18, 2013       $1,786,500       $11.91
Peter M. Musumeci, Jr.......          40,000       1.6%             42.80   February 18, 2013          476,400        11.91
Robert D. Falese, Jr........          75,000       2.9%             42.80   February 18, 2013          893,250        11.91
Dennis M. DiFlorio..........          75,000       2.9%             42.80   February 18, 2013          893,250        11.91
George E. Norcross, III.....         100,000       3.9%             42.80   February 18, 2013        1,191,000        11.91
------------------------------------------------------------------------------------------------------------------------------------


----------------------------

(1) In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. Bancorp's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about future movement of the stock price. The assumptions used in the model were expected volatility of .304, risk-free rate of return of 3.00%, dividend yield of 1.50%, and weighted average expected life of 5.22 years. The real value of the options in this table depends upon the actual performance of Bancorp's Common Stock during the applicable period.



         The following table sets forth certain information regarding individual exercises of stock options during 2003 by each of the executive officers named in the Summary Compensation Table.

                  AGGREGATED STOCK OPTION EXERCISES IN 2003 AND
                          YEAR-END STOCK OPTION VALUES

                                    Shares                    Number of Securities Underlying     Value of Unexercised In-the-
                                  Acquired on     Value        Unexercised Stock Options at      Money Stock Options at Year-end
           Name                    Exercise     Realized             Year-End 2003(1)                        2003(2)
----------------------------     -----------    ---------      ------------------------------    -------------------------------
                                                               Exercisable      Unexercisable     Exercisable      Unexercisable
                                                               -----------      -------------    ------------      -------------
Vernon W. Hill, II                 175,862     $8,160,220       1,883,092            112,500     $62,179,885         $1,111,500
Peter M. Musumeci, Jr.              51,672      1,901,530         196,594             22,992       4,818,113            227,161
Robert D. Falese, Jr.              222,182      5,721,984          97,120             56,250       1,202,237            555,750
Dennis M. DiFlorio                  82,000      2,698,005         580,806             56,250      18,078,307            555,750
George E. Norcross, III                274          4,853         541,534             75,000      14,321,994            741,000
----------------------------



(1) Includes stock options held as of December 31, 2003 and which were exercisable on or within 60 days of December 31, 2003.

(2) Represents the difference between $52.68, the closing price of Bancorp Common Stock on December 31, 2003, as reported on the NYSE, and the exercise price of in-the-money options, multiplied by the number of exercisable or unexercisable options held, as applicable.

Employee Stock Ownership Plan

         Effective January 1, 2002, the Commerce Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") was merged into the Commerce Bancorp, Inc. 401(k) Retirement Plan ("401(k) Plan").

         As of December 31, 2003, the ESOP Trust held of record 1,533,000 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 23, 2004). In connection with the merger, shares of Bancorp Common Stock were allocated to each of the individual participant accounts in the 401(k) Plan.

         For the Plan Year ended December 31, 2003, Bancorp made no contribution to the ESOP.

Supplemental Executive Retirement Plan

         Effective January 1, 2004, Bancorp established a Supplemental Executive Retirement Plan ("SERP") for certain designated executives in order to provide supplemental retirement income. The 2004 SERP replaces the Supplemental Executive Retirement Plan previously approved by the board of directors effective January 1, 1992. The SERP is a defined contribution plan, and contributions will be made at Bancorp's discretion. For the year ended December 31, 2003, Bancorp made no contributions to the SERP. The SERP is unfunded, is not a "qualified plan" under the Code and benefits are paid directly by Bancorp. Messrs. Hill, Musumeci, Falese, DiFlorio and Norcross have been designated to participate in the SERP.

Certain Transactions

         Certain directors and executive officers of Bancorp and its subsidiaries and certain of their immediate family members and certain corporations or organizations with which they are affiliated have had and expect to continue to have loan and other banking transactions with Bancorp's subsidiary banks. All such loans and other banking transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions for unrelated parties, and did not involve more than the normal risk of uncollectibility or present other unfavorable features.

         Currently, the board of directors of Bancorp approves all related party transactions in which an officer or director of Bancorp or any of its subsidiaries has an interest. In the case of a transaction involving a director of Bancorp, such director does not vote on the transaction. Bancorp complies with any and all approval requirements of the NYSE related to transactions between Bancorp and its officers, directors and other affiliates.

         Mr. DiFrancesco is a member of and Mr. Beck is of counsel to law firms which Bancorp and its subsidiaries have retained during Bancorp's last fiscal year and which Bancorp and its subsidiaries intend to retain during its current fiscal year.

         Management believes that the legal fees paid for the foregoing services are comparable to those which they would have paid to non-affiliated parties for similar services.

         Bancorp leases the land on which it has constructed seventeen branch offices from limited partnerships in which Mr. Hill is a partner or in which a corporation owned by Mr. Hill is a partner, or from the Hill Family Trust under separate operating lease agreements (with purchase options). The aggregate annual rental under these leases for 2003 was approximately $1.1 million. These leases expire periodically beginning 2004 but are renewable through 2040. In August 2002, Mr. Hill agreed not to participate in any future real estate leasing transactions involving Bancorp and its subsidiaries.

         Management believes that the rental paid or received for each of the foregoing leases is and was comparable to the rental which they would have to pay to or would have received from, as the case may be, non-affiliated parties in similar commercial transactions for similar locations, assuming that such locations were available.

         Bancorp has obtained architectural design and facilities management services for over twenty-five years from a business owned by the spouse of Mr. Hill. Bancorp spent $6.4 million in 2003 for such services and related costs. Additionally, the business received additional revenues for project management of approximately $3.8 million in 2003 on furniture and facility purchases made directly by Bancorp. In 2003, the board approved the transfer, without cost, into Bancorp of the project management services. The business will continue to provide architectural and design services to Bancorp. Management believes these disbursements were substantially equivalent to those that would have been paid to unaffiliated companies for similar services. The board of directors believes this arrangement has been an important factor in the success of the Commerce brand.

         During 2003, Bancorp and its subsidiaries utilized the facilities of Galloway National Golf Club in the amount of approximately $448,000. Mr. Hill is a principal equity holder of Galloway National Golf Club. Management believes such expenses were substantially equivalent to those that would have been paid to unaffiliated companies for utilization of their facilities.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the board of directors of Bancorp is composed of independent non-employee directors. Bancorp's compensation package for its executive officers consists of base salary, annual performance bonus, annual stock option grants and various broad based employee benefits. Management recommendations of base salary levels, annual performance bonuses and stock option grants are reviewed by the Compensation Committee and submitted to the full board of directors for approval.

         The objective of Bancorp's executive compensation is to enhance Bancorp's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long term interests of the shareholders of Bancorp.

         Bancorp has employment agreements with Messrs. Hill, Musumeci, Falese, DiFlorio and Norcross which were effective January 1, 1992 for Messrs. Hill, and Musumeci, January 1, 1998 for Messrs. Falese and DiFlorio, and October 1, 1996 for Mr. Norcross. See "EXECUTIVE COMPENSATION - Employment Agreements."

         Base salary levels for Bancorp's executive officers are competitively set relative to companies in peer businesses. In reviewing base salaries, the Compensation Committee also takes into account individual experience and performance.

         Bancorp's annual performance bonuses are intended to provide a direct cash incentive to executive officers and other key employees to maximize Bancorp's profitability. Financial performance is compared against budgets as well as peer businesses.

         Stock options are intended to encourage officers and other key employees to remain employed by Bancorp by providing them with a long term interest in Bancorp's overall performance as reflected by the performance of Bancorp's Common Stock. In granting stock options, the Compensation Committee takes into account prior stock option grants and considers the executive's level of compensation and past contributions to Bancorp.

         Vernon W. Hill, II was Bancorp's Chairman and President (chief executive officer) for 2003. Mr. Hill's base salary is set competitively relative to other chief executive officers in financial service companies in Bancorp's market area. In determining Mr. Hill's base salary as well as annual performance bonus, the Compensation Committee reviewed independent compensation data and Bancorp's performance as compared against budgets and peer businesses. As with Bancorp's other executive officers, Mr. Hill's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

                             COMPENSATION COMMITTEE


                            Morton N. Kerr, Chairman
                                Daniel J. Ragone
                                 Jack R Bershad

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee members are Morton N. Kerr, Daniel J. Ragone and Jack R Bershad. No person who served as a member of the Compensation Committee during 2003 was a current or former officer or employee of Bancorp or, except as disclosed below, engaged in certain transactions with Bancorp required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2003, which generally means that no executive officer of Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Bancorp.

         Financial Performance

         The graph below shows a comparison of the cumulative return experienced by Bancorp's shareholders over the years 1998 through 2003, the S&P Mid 400 Fin Index and the S&P 500 Index assuming an investment of $100 in each at December 31, 1998 and the reinvestment of dividends.

                Comparison of Five Year Cumulative Total Return
            Commerce Bancorp, S&P Mid 400 Fin Index, S&P 500 Index

                                [OBJECT OMITTED]

         The beginning and end data points used for the performance graph are listed below.

                                                     S&P Mid
                                                     400
                                                     Fin
                 December 31,         CBH            Index         S&P 500
              ------------------  -------------  ------------  ------------

                     1998                 100.0         100.0         100.0
                     1999                  82.5          87.6         121.0
                     2000                 149.6         106.5         110.0
                     2001                 174.9         107.3          97.0
                     2002                 194.6          99.7          75.5
                     2003                 241.0         134.0          97.2


         Previously, Bancorp used the S&P Mid-Cap Bank Index for comparison purposes. However, the S&P Mid-Cap Bank Index is no longer available. As a result, Bancorp replaced the S&P Mid-Cap Bank Index with the S&P Mid 400 Fin Index.

     APPROVAL OF THE COMMERCE BANCORP, INC. 2004 EMPLOYEE STOCK OPTION PLAN

         In April 2004, the board of directors of Bancorp adopted the Commerce Bancorp, Inc. 2004 Employee Stock Option Plan, subject to approval by the shareholders of Bancorp (the "2004 Plan"). Pursuant to the 2004 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options. All officers and key employees of Bancorp or any current or future subsidiary corporation are eligible to receive options under the 2004 Plan. As of April 23, 2004, no options had been granted under the 2004 Plan and no determination has been made with respect to the grant of options under the 2004 Plan.

         The Board believes that the 2004 Plan will advance the interest of Bancorp and its shareholders by strengthening Bancorp's ability to attract, retain and motivate officers and key employees. The 2004 Plan is intended to replace the 1997 Plan. See "EXECUTIVE COMPENSATION - Employee Stock Option Plans." The 2004 Plan is being submitted to Bancorp shareholders for their approval in order to grant incentive stock options, to be eligible to qualify for certain tax deductions for compensation paid to its executive officers under
Section 162(m) of the Code and to meet the shareholder approval requirements of the NYSE.

Required Vote

         The affirmative vote of the holders of a majority of the votes cast, provided that the total vote cast on the approval of the 2004 Plan represents over 50% in interest of all securities entitled to vote on such amendment, is necessary to approve the 2004 Plan. For purposes of determining the votes cast on the proposal to approve the 2004 Plan, under applicable NYSE rules, votes "FOR," "AGAINST" and "ABSTENTIONS" are included. Abstentions will have the legal effect of an "AGAINST" vote. Broker non-votes will not be treated as votes cast.

         The Board of Directors unanimously recommends that you vote "FOR" approval of the 2004 Plan.

        Set forth below is a summary of the provisions of the 2004 Plan. This summary is qualified and amplified in its entirety by the detailed provisions of the text of the actual 2004 Plan, which is filed as Appendix C to Bancorp's definitive proxy statement on Form 14A for the 2004 annual meeting of shareholders available on the SEC's website at www.sec.gov. A copy of the 2004 Plan may also be obtained upon request to Bancorp and without charge to any shareholder upon written request to C. Edward Jordan, Jr., Executive Vice President, Commerce Bancorp, Inc., Commerce Atrium, 1701 Route 70 East, Cherry Hill, New Jersey, 08034-5400.

Purpose

        The purpose of the 2004 Plan is to provide additional incentive to employees of Bancorp by encouraging them to invest in Bancorp Common Stock and thereby acquire a proprietary interest in Bancorp and an increased personal interest in Bancorp's continued success and progress.

Administration

        The 2004 Plan is administered by the Compensation Committee ("Committee") which is appointed by the board of directors and consists only of directors who are not eligible to receive options under the 2004 Plan. The Committee determines, among other things, which officers and key employees receive an option or options under the 2004 Plan, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option. No individual may be granted a number of options that is more than 50% of the total number of shares of Bancorp Common Stock authorized for issuance under the 2004 Plan and incentive stock options first exercisable by an employee in any one year under the 2004 Plan (and all other plans of Bancorp) may not exceed $100,000 in value (determined at the time of grant).

        The Committee may, in its discretion, modify or amend any of the option terms hereafter described, provided that if an incentive option is granted under the 2004 Plan, the option as modified or amended continues to be an incentive stock option.

Aggregate Number of Shares

        The aggregate number of shares which may be issued upon the exercise of options under the 2004 Plan is 15,000,000 shares of Common Stock. In the event of any change in the capitalization of Bancorp, such as by stock dividend, stock split or what the board of directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the 2004 Plan will be appropriately adjusted in a manner determined in the sole discretion of the board of directors. Reacquired shares of Bancorp Common Stock, as well as unissued shares, may be used for the purpose of the 2004 Plan. Common Stock of Bancorp subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the 2004 Plan.

Option Price

        The option price for options issued under the 2004 Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. As of April 23, 2004 the closing sale price of the Common Stock on the NYSE was $59.80.

Payment

        Payment of the option price on exercise of options granted under the 2004 Plan may be made in (a) cash, (b) (unless prohibited by the Committee) Bancorp Common Stock which will be valued by the Secretary of Bancorp at its fair market value or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Bancorp valued as provided in clause (b).

        Under the terms of the 2004 Plan, the board has interpreted the provision of the 2004 Plan which allows payment of the option price in Common Stock of Bancorp to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value (as determined above) of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of this Proposal is also a vote in favor of this interpretation.

Exercisability

        Except as otherwise described below, none of the options granted under the 2004 Plan may be exercised during the first year after the date granted. Thereafter, each optionee may exercise options held more than one year based upon option holding period pursuant to the following schedule:

            ------------------------------- -------------------

                    Option Holding                Vesting
                        Period                    Schedule
            ------------------------------- -------------------
                       0-1 year                     0%
            ------------------------------- -------------------
                      1-2 years                    25%
            ------------------------------- -------------------
                      2-3 years                    50%
            ------------------------------- -------------------
                      3-4 years                    75%
            ------------------------------- -------------------
                  More than 4 years                100%
            ------------------------------- -------------------

       In the event of a "change in control" of Bancorp, as defined in the 2004 Plan, each optionee may exercise the total number of shares then subject to the option. The Committee has the authority to provide for a different rate of option exercisability for any optionee.

Option Expiration and Termination

        Unless terminated earlier by the option's terms both incentive stock options and non-qualified stock options expire ten years after the date they are granted.

        Options terminate three months after the date on which employment is terminated (whether such termination be voluntary or involuntary), other than by reason of death of disability. Options terminate one year from the date of termination due to death or disability (but not later than the scheduled termination date).

Transferability

        Options granted pursuant to the 2004 Plan are not transferable, except
(i) by the will or the laws of descent and distribution in the event of death, and (ii) the board, the Committee or a designee thereof has the authority to provide for the transferability of non-qualified options. A transfer permitted by the board, the Committee or a designee thereof may be on a general or specific basis, and may impose conditions and limitations on any permitted transferability. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability and the optionee's transferee to the extent permitted by the board, the Committee or a designee thereof with respect to non-qualified stock options.

Amendment or Termination; Plan Expiration

        Bancorp's board of directors has the right at any time, and from time to time, to modify, amend, suspend or terminate the 2004 Plan, without shareholder approval, except to the extent that shareholder approval of the 2004 Plan modification or amendment is required by the Code, to permit the granting of incentive stock options under the 2004 Plan. Any such action will not affect options previously granted. If the board of directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission will not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

ERISA Compliance

        The 2004 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended.

                FEDERAL INCOME TAX CONSEQUENCES OF THE 2004 PLAN

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 EMPLOYEE STOCK OPTION PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW. AN OPTIONEE WHO ACQUIRES SHARES OF COMMON STOCK UNDER THE 2004 PLAN SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO HIS OR HER INDIVIDUAL TAX POSITION AND THE EFFECT OF ANY LEGISLATIVE REVISIONS ON SUCH POSITION.

         OPTIONEES SUBJECT TO TAXES IMPOSED BY STATE, LOCAL AND OTHER TAXING AUTHORITIES, INCLUDING FOREIGN GOVERNMENTS, SHOULD CONSULT WITH THEIR OWN ATTORNEYS OR TAX ADVISERS REGARDING THE TAX CONSEQUENCES THEREUNDER.

         THE U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO PERSONS SUBJECT TO POTENTIAL LIABILITY UNDER SECTION 16(b) OF THE EXCHANGE ACT AND THE RULES THEREUNDER MAY BE DIFFERENT THAN THE U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO PERSONS WHO ARE NOT SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT. PERSONS SUBJECT TO SECTION 16(b) SHOULD CONSULT THEIR OWN TAX ADVISORS FOR MORE SPECIFIC INFORMATION.

Incentive Stock Options

         Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an incentive stock option (see, however, discussion of Alternative Minimum Tax below) granted pursuant to the 2004 Plan. If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Bancorp will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and Bancorp will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over
(2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an incentive stock option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the incentive stock option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his or her incentive stock option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an incentive stock option in payment of the exercise price of another incentive stock option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an incentive stock option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The incentive stock option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options

         Generally, there will be no U.S. federal income tax consequences to either the optionee or Bancorp on the grant of non-qualified stock options pursuant to the 2004 Plan. On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Bancorp will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that Bancorp complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the non-qualified stock option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

         In the event of a permitted transfer by gift of a non-qualified stock option, the transferor will remain taxable on the ordinary income realized as and when such non-qualified stock option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the non-qualified stock option. A permitted transfer by gift of a non-qualified stock option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the non-qualified stock option vests, if not fully vested on the date of the initial transfer.

Limitation on Bancorp's Deduction

         Section 162(m) of the Code will generally limit Bancorp's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers to $1,000,000, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which stock options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by Bancorp in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.



                                                                 EQUITY COMPENSATION PLAN INFORMATION

     The following table details information regarding Bancorp's existing equity compensation plans as of December 31, 2003:

                                                       (a)                        (b)                           (c)
                                                                                                   Number of securities remaining
                                           Number of securities to be       Weighted-average       available for future issuance
                                             issued upon exercise of       exercise price of      under equity compensation plans
              Plan Category                   outstanding options,        outstanding options,    (excluding securities reflected
                                               warrants and rights        warrants and rights            in column (a))(1)
                                           ---------------------------- ------------------------- ---------------------------------
Equity compensation plans approved by              11,957,602                    $28.76                      3,318,280
security holders
                                           ---------------------------- ------------------------- ---------------------------------
Equity compensation plans not approved
by security holders                                    N/A                        N/A                           N/A
                                           ---------------------------- ------------------------- ---------------------------------
Total                                              11,957,602                    $28.76                      3,318,280
                                           ============================ ========================= =================================



(1) Does not include the effect of the proposed approval of the 2004 Plan described herein.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires Bancorp's directors and executive officers, and persons who own more than 10% of a registered class of Bancorp's equity securities, to file with the SEC reports about their beneficial ownership of Common Stock and other equity securities of Bancorp. All such persons are required by SEC regulation to furnish Bancorp with copies of all Section 16(a) reports they file.

         Based solely on review of the copies of such reports furnished to Bancorp and written representations that no other reports were required during the fiscal year ended December 31, 2003, Bancorp believes all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were timely complied with, except that the following persons filed reports that were inadvertently late: (a) Daniel Ragone filed a Form 4 in connection with a disposition of common stock which was not timely;
(b) William Schwartz filed a Form 4 in connection with a purchase of common stock which was not timely; and (c) Edward Jordan, Douglas Pauls, David Wojcik and the individuals (other than John P. Ferguson and Joseph J. Plumeri) listed on the Security Ownership of Management and Certain Beneficial Owners table on page 3 of this proxy statement, each filed a Form 4 in connection with the grant of stock options which was not timely.

           APPROVAL OF AMENDMENT TO BANCORP'S RESTATED CERTIFICATE OF
         INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                      WHICH BANCORP IS AUTHORIZED TO ISSUE

         The board of directors of Bancorp has determined that it is advisable to increase the number of shares of Common Stock which Bancorp is authorized to issue by 350,000,000 shares to a total of 500,000,000. The Restated Certificate of Incorporation currently provides that Bancorp is authorized to issue 150,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

         As of April 23, 2004, there were 78,305,816 issued shares of Common Stock. Of the unissued 71,694,184 shares, 13,096,559 shares of Common Stock were reserved for issuance under Bancorp's 1994 and 1997 Employee Stock Option Plans, 3,346,571 shares of Common Stock were reserved for issuance under Bancorp's Dividend Reinvestment and Stock Purchase Plan, and 1,262,236 shares of Common Stock were reserved for issuance under Bancorp's 1989 and 1998 Stock Option Plan for Non-Employee Directors, leaving 53,988,818 shares of Common Stock unreserved and available for issuance. If the proposed amendment is approved and becomes effective, a total of 403,988,818 shares of Common Stock will be unreserved and available for issuance. All outstanding and reserved shares have been adjusted to reflect all stock splits and stock dividends through April 23, 2004.

         As of April 23, 2004, no shares of Preferred Stock were outstanding. Under Bancorp's Restated Certificate, the board of directors is authorized, without further shareholder action, to provide for the issuance of the Preferred Stock in one or more series, with such designations, dividends, number of shares, relative rights (including, without limitation, voting rights, conversion rights, redemption rights and/or liquidation rights), preferences and limitations as shall be set forth in resolutions providing for the issuance thereof adopted by the board of directors. The proposed amendment does not increase the number of shares of Preferred Stock unreserved and available for issuance.

         The increase in authorized shares will not affect shareholders' equity in Bancorp or the capital or surplus account of Bancorp.

         Except as set forth above, Bancorp has no present plan, committment, arrangement, understanding, or agreement, written or oral, regarding the issuance of shares subsequent to the increase of the authorized shares of Common Stock upon adoption of this proposal; however, in the judgment of the board of directors, the increase in authorized Common Stock will provide Bancorp with greater flexibility in meeting future stock needs without the delay and expense involved in holding a special meeting of shareholders to authorize the issuance of such shares. Such shares could be used for future financings, acquisitions, employee benefit plans, stock splits, stock dividends, or other proper corporate purposes.

         Shares will have no preemptive rights with respect to such additional authorized shares of Common Stock and such shares may be issued solely upon the action of Bancorp's board of directors for any proper corporate purpose determined by the Board without further authorization from the shareholders except where because of particular circumstances under which any such shares will be issued, shareholder approval is required by law and/or the rules of the NYSE. However, the issuance of such additional shares of Common Stock may adversely affect current shareholders. See "Anti-takeover Provisions and Management Implications" below. These additional shares of Common Stock, when issued, will have the same rights as Bancorp's presently authorized shares of Common Stock.

         If the recommendation of the board of directors is approved, the first sentence of Article Fifth of Bancorp's Restated Certificate of Incorporation will be amended to read as follows:

                  "FIFTH: The aggregate number of shares which the corporation shall have authority to issue shall be 510,000,000 shares of which 500,000,000 shares shall be common stock with a par value of $1.00 per share and of which 10,000,000 shares shall be preferred stock without par value."

Required Vote

         Pursuant to the NJBCA, the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is necessary for adoption of this proposal to amend Bancorp's Restated Certificate of Incorporation. For purposes of determining the votes cast, only those votes "FOR" or "AGAINST" are included. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present.

         The board of directors unanimously recommends that the shareholders vote "FOR" the amendment to Bancorp's Restated Certificate of Incorporation to increase the number of shares of Common Stock that Bancorp is authorized to issue by 350,000,000 shares.

"Anti-Takeover" Provisions and Management Implications

         Bancorp's Restated Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of the outstanding capital stock of Bancorp entitled to vote thereon in order to permit the consummation of any of the following transactions: (i) any merger or consolidation of Bancorp with or into any other corporation, or (ii) any sale, lease, exchange or other disposition of all of the assets of Bancorp to or with any other corporation, person or other entity. The 80% voting requirement does not, however, apply to any transaction approved by the board of directors of Bancorp prior to the consummation thereof. As previously set forth, Bancorp's Restated Certificate of Incorporation also provides for the issuance of up to 10,000,000 shares of Preferred Stock, the rights, preferences and limitations of which in most circumstances may be determined by the board of directors of Bancorp without further authorization from the shareholders.

         The provisions in the Restated Certificate of Incorporation relating to the 80% voting requirements and the issuance of Preferred Stock may have the effect not only of discouraging tender offers or other stock acquisitions but also of deterring existing shareholders from making management changes. Issuances of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to secure a majority of outstanding voting stock. Similarly, absent the 80% voting requirement provision relating to mergers and dispositions of assets, the transactions described above could be consummated upon the favorable vote of the holders of a majority of the votes cast by holders of shares entitled to vote thereon.

         Accordingly, these provisions (together with the proposed amendment to Bancorp's Restated Certificate of Incorporation to increase its authorized shares of Common Stock) may enhance the possibility that a potential bidder for control of Bancorp will be required to act through arm's-length negotiation with respect to such major transactions as a merger, consolidation or purchase of substantially all the assets of Bancorp. Such provisions may also have the effect of discouraging tender offers or other stock acquisitions, giving management of Bancorp power to reject certain transactions which might be desired by the owners of a majority of Bancorp's voting securities. These provisions could also be deemed to benefit incumbent management to the extent they deter such offers by persons who would wish to make changes in management or exercise control over management. Bancorp has no present plans to adopt any other "anti-takeover" provisions. The board of directors of Bancorp does not presently know of a third party that plans to make an offer to acquire Bancorp through a tender offer, merger or purchase of substantially all the assets of Bancorp.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Audit Committee has appointed Ernst & Young LLP, independent auditors, 2001 Market Street, Philadelphia, PA 19103, to serve as Bancorp's independent auditors for the year ending December 31, 2004. Shareholders will be asked to ratify this appointment. Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of independent auditors to provide a forum for shareholders to express their views with regard to the Audit Committee's appointment. If the shareholders do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors may be reconsidered by the Audit Committee. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and to have the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

                     Principal Accountant Fees and Services

Aggregate fees (1) for professional services rendered for Bancorp by Ernst & Young LLP as of or for the years ended December 31, 2003 and 2002 were:

                                                       2003          2002
                                                   ----------     ---------
Audit Fees..................................       $1,210,500     $ 817,000
Audit Related fees..........................           38,000        17,500
Tax Fees....................................           39,386        61,500
All Other Fees..............................           30,248        45,000
                                                   ----------     ---------
Total.......................................       $1,318,134      $941,000
                                                   ==========     =========

================================================================================

The Audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of Bancorp, quarterly reviews, issuance of consents, review of registration statements filed with the SEC, and required regulatory reporting under FDICIA.

Audit Related fees for the years ended December 31, 2003 and 2002, were for internal control procedures, employee benefit plan audits, and other attest services not required by statute or regulation.

Tax fees for the years ended December 31, 2003 and 2002, were for services performed in connection with tax compliance, tax advice and tax planning and other corporate tax services other than those directly related to the audit of the income tax accrual.

All other fees for the year ended December 31, 2003 and 2002 were for licensing fees associated with cash management services.

The Audit Committee has considered and determined that the services provided by Ernst & Young LLP are compatible with maintaining Ernst & Young LLP's independence.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee pre-approved all of the audit and non-audit services provided to Bancorp by Ernst & Young LLP in fiscal year 2003.

-----------------------

 (1) The aggregate fees included in Audit are fees billed for the fiscal years for the audit of the registrant's annual financial statements and reviews of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

         The board of directors unanimously recommends that you vote "FOR" the ratification of the appointment of auditors.

                              SHAREHOLDER PROPOSALS

         Pursuant to the proxy rules promulgated under the Exchange Act, Bancorp shareholders are notified that the deadline for providing Bancorp timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Bancorp's Annual Meeting to be held in 2005 (the "2005 Annual Meeting") will be March 15, 2005. As to all such matters which Bancorp does not have notice on or prior to March 15, 2005, discretionary authority shall be granted to the persons designated in Bancorp's proxy related to the 2005 Annual Meeting to vote on such proposal.

         A shareholder proposal for the 2005 Annual Meeting must be submitted to Bancorp at its headquarters located at the Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034, Attention: C. Edward Jordan, Jr., by December 30, 2004 to receive consideration for inclusion in Bancorp's proxy materials relating to the 2004 Annual Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                                  OTHER MATTERS

         Bancorp is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed Notice of Annual Meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to those matters described in Rule 14a-4(c) under the Exchange Act, including matters that the board of directors does not know, a reasonable time before proxy solicitation, are to be presented at the Annual Meeting. If any such matters are presented at the Annual Meeting, then the persons named in the enclosed proxy will vote in accordance with their best judgment.

         A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2003 WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO C. EDWARD JORDAN, JR., EXECUTIVE VICE PRESIDENT, COMMERCE BANCORP, INC., COMMERCE ATRIUM, 1701 ROUTE 70 EAST, CHERRY HILL, NEW JERSEY, 08034-5400.



                                           By Order of the Board of Directors


                                           ROBERT C. BECK
                                           Secretary

APPENDIX A

                             COMMERCE BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

                                   Composition
                                   -----------

There will be a committee of Commerce Bancorp, Inc.'s ("Commerce") Board of Directors (the "Board") to be known as the Audit Committee, which will be composed of at least three directors, each of whom will satisfy the independence and financial literacy requirements of the New York Stock Exchange and all other applicable regulatory requirements. In addition, at least one member of the Audit Committee will have the required accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

No member of the Audit Committee will simultaneously serve on the audit committee of more than two public companies unless the Board determines that such simultaneous service would not impair the ability of such Audit Committee member to effectively serve on this Audit Committee and discloses such determination in Commerce's annual proxy statement or, if Commerce does not file an annual proxy statement, in Commerce's annual report on Form 10-K filed with the SEC.

The Board on the recommendation of the Nominating and Governance Committee will elect the members of the Audit Committee; members will serve in accordance with Commerce's Bylaws and until their successors will be duly elected and qualified. Audit Committee members may be removed and replaced by the Board at any time and the Board may fill any vacancies.

                                     Purpose
                                     -------

The Audit Committee's purpose is to (a) assist Board oversight of (i) the integrity of Commerce's financial statements, (ii) Commerce's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of Commerce's internal audit function and independent auditors, and (b) prepare an audit committee report as required by the SEC's rules to be included in Commerce's annual proxy statements, or, if Commerce does not file a proxy statement, in Commerce's annual report filed on Form 10-K with the SEC.

                     Authority, Duties and Responsibilities
                     --------------------------------------

The authority, duties and responsibilities of the Audit Committee will be as follows:

         (a) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Commerce, and each such registered public accounting firm must report directly to the Audit Committee;

         (b) establish procedures for (i) the receipt, retention and treatment of complaints received by Commerce regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

         (c) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

         (d) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and Commerce;

         (e) review and discuss Commerce's annual audited financial statements and quarterly financial statements with management and the independent auditor, including Commerce's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

         (f) discuss Commerce's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

         (g) discuss policies with respect to risk assessment and risk management;

         (h) meet separately, periodically, with management, with internal auditors (or other personnel or independent contractors responsible for the internal audit function) and with independent auditors;

         (i) review with the independent auditor any audit problems or difficulties and management's response;

         (j) set clear hiring policies for employees or former employees of the independent auditors;

         (k) report regularly to the full Board;

         (l) make an annual performance evaluation of the Audit Committee;

         (m) review and assess the adequacy of the Audit Committee's charter annually;

         (n) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the Audit Committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7);

         (o) act as a "qualified legal compliance committee" as defined in 17 CFR Part 205.2; and

         (p) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

While the fundamental responsibility for Commerce's financial statements and disclosures rests with management, the Audit Committee will review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in Commerce's selection or application of accounting principles, and major issues as to the adequacy of Commerce's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles ("GAAP") methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of Commerce; and
(iv) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

                                   Delegation
                                   ----------

Any duties and responsibilities of the Audit Committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the Audit Committee or to a subcommittee of the Audit Committee, as the Committee may deem appropriate in its sole discretion.

                             Structure and Meetings
                             ----------------------

The Audit Committee will meet on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each Audit Committee member. Commerce will make available to the Audit Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Audit Committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, counsel, and other individuals or entities (whether or not employed by Commerce and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

The Board will elect or appoint a chairperson of the Audit Committee (or, if it does not do so, the Audit Committee members will elect a chairperson by vote of a majority of the Committee); the chairperson will have authority to preside at all meetings of the Audit Committee and to act on behalf of the Audit Committee between meetings.

                               Operating Policies
                               ------------------

         1. The Committee will take the minutes of all Committee meetings (designating in its discretion individuals to record the minutes) and approve them by subsequent action. The Committee will circulate the minutes of the Committee meetings to the full Board for review.

         2. The Committee will determine its rules of procedure in accordance with Commerce's Corporate Governance Guidelines and Commerce's Bylaws.

         3. At each regular Board meeting held immediately following a Committee meeting, the Committee will report to the Board regarding the actions taken by and the activities and finding of the Committee since the last Board meeting, as well as any recommendations for action by the Board when appropriate.

                               Committee Resources
                               -------------------

The Committee will have the authority without Board approval to obtain advice and seek assistance from internal and external legal, accounting and other advisors. The Committee will determine the extent of funding necessary for the payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Commerce; (2) compensation to any such advisors so retained; and (3) the ordinary administrative and operating expenses of the Committee that are necessary or appropriate in carrying out its duties, all of which will be provided by Commerce.

                              Disclosure of Charter
                              ---------------------

This Charter will be made available on Commerce's website.

                                   Limitations
                                   -----------

The Audit Committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of Commerce's financial statements or the auditing of Commerce's financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and assessing the effectiveness of the internal controls, subject, in each case, to the oversight of the Audit Committee described in this charter. The review of the financial statements by the Audit Committee is not of the same character or quality as the audit performed by the independent auditors.

APPENDIX B



                                  FORM OF PROXY



PROXY

                             COMMERCE BANCORP, INC.



         This proxy is solicited on behalf of the Board of Directors of Commerce Bancorp, Inc.


         The undersigned hereby appoints Morton N. Kerr and Daniel J. Ragone and each of them, as proxies of the undersigned, each with power to act without the other and with power of substitution, and hereby authorizes each of them to represent and vote, as designated on the other side, all the shares of stock of Commerce Bancorp, Inc. (the "Company") which the undersigned is entitled to vote, standing in the name of the undersigned with all powers which the undersigned would possess if present, at the Annual Meeting of Shareholders of the Company to be held on June 11, 2004, or any postponement or adjournment thereof. The undersigned hereby directs this proxy to be voted as indicated on the reverse side.

            DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.


       (Continued, and to be marked, dated and signed, on the other side)

    Address Change/Comments (Mark the corresponding box on the reverse side)

 -------------------------------------------------------------------------------

                        FOLD AND DETACH HERE.               Please Mark  [ ]
                                                            Here for Address
                                                            Change or Comments
                                                            SEE REVERSE SIDE

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AS DIRECTED, "FOR" THE APPROVAL OF THE 2004 EMPLOYEE STOCK OPTION PLAN, "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE BY 350,000,000 SHARES AND "FOR" THE RATIFICATION OF APPOINTMENT OF AUDITORS.


1. For the election of the following nominees to the Board of Directors for the ensuing year:

         01 Vernon W. Hill, II,   02 Robert C. Beck,  03 Jack R Bershad,
         04 Joseph E. Buckelew, 05 Donald T. DiFrancesco, 06 John P. Ferguson, 07 Morton N. Kerr, 08 Steven M. Lewis, 09 George E. Norcross, III,
         10 Joseph J. Plumeri, II, 11 Daniel J. Ragone,
         12 William A. Schwartz, Jr., 13    Joseph T. Tarquini, Jr.

         FOR all nominees listed  [ ]                  WITHHOLD AUTHORITY  [ ]
         above (except as                              to vote for all nominees
         marked to the contrary)                       listed above


To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. For the approval of the 2004 Employee Stock Option Plan, as more fully described in the accompanying proxy statement.

               FOR  [ ]             AGAINST   [ ]                ABSTAIN  [ ]

3. For the Amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock that Bancorp is authorized to issue by 350,000,000 shares, as more fully described in the accompanying proxy statement.

               FOR  [ ]             AGAINST   [ ]                ABSTAIN  [ ]

4. For the ratification of appointment of auditors, as more fully described in the accompanying proxy statement.

               FOR  [ ]             AGAINST   [ ]                ABSTAIN  [ ]

5. In their discretion, upon other matters as may properly come before the meeting or any adjournments thereof.

         Each of such attorneys and proxies, or their substitutes at the meeting, or any adjournment or adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is revoked.

         IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of such meeting and proxy statement relating thereto and the 2003 Annual Report to Shareholders.

Shareholder(s)        Shareholder(s)         Printed Name of
Signature             Signature              Shareholder(s)        Date


----------------      ---------------        ---------------       -------------


NOTE: Signature(s) should correspond with name appearing on stock certificate(s). When signing in a fiduciary or representative capacity, sign full title as such. When more than one owner, each should sign.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             COMMERCE BANCORP, INC.
                              Friday, June 11, 2004
                                   11:00 a.m.
                          COMMERCE UNIVERSITY BUILDING
                                17000 HORIZON WAY
                             MT. LAUREL, NEW JERSEY
                                 (856) 751-9000

APPENDIX C

                             COMMERCE BANCORP, INC.
                         2004 EMPLOYEE STOCK OPTION PLAN



         1.       Purpose of Plan

                  The purpose of the 2004 Employee Stock Option Plan (the "Plan") is to provide additional incentive to officers and other key employees of Commerce Bancorp, Inc. ("Commerce") and each present or future parent or subsidiary corporation by encouraging them to invest in shares of common stock, par value $1.00 per share ("Common Stock"), of Commerce and thereby acquire a proprietary interest in Commerce and an increased personal interest in Commerce's continued success and progress, to the mutual benefit of officers, employees and shareholders.

         2.       Aggregate Number of Shares

                  15,000,000 shares of Commerce Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Commerce Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Shares of Commerce Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan. No individual may receive options under the Plan for more than 50% of the total number of shares of Commerce Common Stock authorized for issuance under this Plan.

         3.       Class of Persons Eligible to Receive Options

                  All officers and key employees of Commerce and of any present or future Commerce parent or subsidiary corporation are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof.

         4.       Administration of Plan

                  (a) This Plan shall be administered by the Compensation Committee ("Committee") appointed by Commerce's Board of Directors provided, however, that at the option of the Board of Directors, the Plan may be administered by the Board of Directors of Commerce at any time and from time to time. The Committee shall consist of a minimum of three members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended or any future corresponding rule, except that the failure of the Committee or of the Board of Directors for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee, in addition to its other authority and subject to the provisions of this Plan, shall determine which individuals shall be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term "Committee," as used in this Plan and the options granted hereunder, refers to the Committee or to the Board of Directors, if the Board elects to administer the Plan as provided above.

                  (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         5.       Incentive Stock Options and Non-Qualified Stock Options

                  (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of Commerce's Common Stock on the date of the grant of the option as determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder. The option price for Non-Qualified Stock Options issued under this Plan shall also be equal to at least the fair market value (as defined below) of Commerce's Common Stock on the date of the grant of the option as determined by the Committee. If an Incentive Stock Option is granted to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all shares of stock of Commerce or any parent or subsidiary corporation of Commerce (a "10% Shareholder"), the option price shall not be less than 110 percent of the fair market value of Commerce's Common Stock on the date of grant of the option and such option shall not be exercisable after the expiration of five years from the date the option is granted, all as more fully set forth in Section 422 of the Code and the regulations promulgated thereunder. The fair market value of Commerce's Common Stock on any particular date shall mean the last reported sale price of a share of Commerce's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the New York Stock Exchange, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the New York Stock Exchange, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

                  (b) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Shareholders) from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

                  (c) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix II for any particular optionee, including, without limitation, the extent of the assignability and/or transferability of such option.

                  (d) Neither Commerce nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event: (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         6.       Modification, Amendment, Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of Commerce. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of Commerce in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of Commerce in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         7.       Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by Commerce's Board of Directors, subject however to approval by the holders of Commerce Common Stock in the manner as prescribed in the Code and the regulations thereunder.

         8.       General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of Commerce or any present or future parent, affiliated or subsidiary corporation or interfere in any way with the rights of Commerce or any present or future parent, affiliated or subsidiary corporation to terminate his employment in any way.

                  (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

                  (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the respective meanings ascribed to such terms when contained in Section 422(b) of the Code and the regulations thereunder, and Commerce shall be deemed to be the grantor corporation for purposes of applying such meanings.

                  (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

                  (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION



To: ___________________________________________________________________________
                                      Name


________________________________________________________________________________
                                     Address



Date of Grant: ___________________________________

         You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.00 per share, ("Common Stock") of Commerce Bancorp, Inc. ("Commerce") at a price of _____ per share pursuant to the Commerce 2004 Employee Stock Option Plan (the "Plan") adopted by the Commerce Board of Directors effective __________, 2004. Your option price is intended to equal at least the fair market value of Commerce Common Stock as of the date hereof; provided, however, that if, at the time this option is granted, you own stock possessing more than 10% of the total combined voting power of all shares of stock of Commerce or any parent or subsidiary corporation of Commerce (a "10% Shareholder"), your option price is intended to be at least 110% of the fair market value of Commerce Common Stock as of the date hereof.

         Except as provided below, no option may be exercised within one year from the date of grant. Options held more than one year may be exercised based upon option holding period pursuant to the following schedule:



                   Option Holding Period          Vesting Schedule
                   ---------------------          ----------------

                            0-1 year         -         0%

                            1-2 years        -        25%

                            2-3 years        -        50%

                            3-4 years        -        75%

                            More than four years -   100%

         This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (five years from the date of grant if, at the time of the grant, you are a 10% Shareholder) (the "Scheduled Termination Date"), except as hereafter provided. To the extent this option does not quality as an incentive stock option for any reason, it shall be considered a non-qualified stock option.

         In the event of a "change of control" (as hereafter defined) of Commerce, your option may, from and after the date of the change of control (but in no event later than the Scheduled Termination Date), and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Commerce Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances).

         A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

     1. A change within a twelve-month period in a majority of the members of the board of directors of Commerce;

     2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Commerce; or

     3. Any other event deemed to constitute a "change in control" by the Board of Directors.

You may exercise your option by giving written notice to the Secretary of Commerce on forms supplied by Commerce at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of Commerce, which will be valued by the Secretary of Commerce at the fair market value per share of Commerce Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to Commerce, accompanied by an assignment of the stock to Commerce; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Commerce valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Commerce, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by Commerce or a Commerce parent or subsidiary corporation is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Commerce subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Commerce subsidiary corporation, unless you are on that date transferred to Commerce or another Commerce subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Commerce to a Commerce subsidiary corporation, or vice versa, or from one Commerce subsidiary corporation to another Commerce subsidiary corporation.

         Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by Commerce in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with Commerce or (iii) your failure to render satisfactory services to Commerce.

         If you die while employed by Commerce or a Commerce parent or subsidiary corporation, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Commerce or a Commerce parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to Commerce prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Commerce. Commerce reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Commerce deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Commerce in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Commerce may deem necessary or desirable; or

                  (c) During any period of time in which Commerce deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Commerce to be legally obligated to issue or sell more shares than Commerce is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by Commerce in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  (e) Until Commerce has registered its Common Stock under the Securities Exchange Act of 1934, as amended.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that the will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Commerce may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Commerce that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of Commerce and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Commerce and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon Commerce unless in writing and signed by the President of Commerce. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

         Please sign the copy of this option and return it to Commerce's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                            COMMERCE BANCORP, INC.



                                            By:_________________________________



         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.

___________________________________         ____________________________________
        (Signature)                                     (Date)



                                   APPENDIX II

                           NON-QUALIFIED STOCK OPTION



To: ___________________________________________________________________________
                                    Name


________________________________________________________________________________
                                    Address



Date of Grant: ___________________________________

         You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.00 per share ("Common Stock"), of Commerce Bancorp, Inc. ("Commerce") at a price of _____ per share pursuant to the Commerce 2004 Employee Stock Option Plan (the "Plan") adopted by the Commerce Board of Directors effective __________, 2004.

         Except as provided below, no option may be exercised within one year from the date of grant. Options held more than one year may be exercised based upon option holding period pursuant to the following schedule:

                           Option Holding Period        Vesting Schedule
                           ---------------------        ----------------

                                    0-1 year         -         0%

                                    1-2 years        -        25%

                                    2-3 years        -        50%

                                    3-4 years        -        75%

                                    More than four years -   100%

This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (the "Scheduled Termination Date"), except as hereafter provided.

         In the event of a "change of control" (as hereafter defined) of Commerce, your option may, from and after the date of the change of control (but in no event later than the Scheduled Termination Date), and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Commerce Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances).

         A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

          1. A change within a twelve-month period in a majority of the members of the board of directors of Commerce;

          2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Commerce; or

          3. Any other event deemed to constitute a "change in control" by the Board of Directors.

         You may exercise your option by giving written notice to the Secretary of Commerce on forms supplied by Commerce at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of Commerce, which will be valued by the Secretary of Commerce at the fair market value per share of Commerce's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to Commerce, accompanied by an assignment of the stock to Commerce; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Commerce valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Commerce, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by Commerce or a Commerce parent or subsidiary corporation is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Commerce subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Commerce subsidiary corporation, unless you are on that date transferred to Commerce or another Commerce subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Commerce to a Commerce subsidiary corporation, or vice versa, or from one Commerce subsidiary corporation to another Commerce subsidiary corporation.

         Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by Commerce in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with Commerce or (iii) your failure to render satisfactory services to Commerce.

         If you die while employed by Commerce or a Commerce parent or subsidiary corporation, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Commerce or a Commerce parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to Commerce prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Unless specifically authorized by the Board of Directors, the Committee or a designee thereof, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Such transfer permitted by the Board of Directors, the Committee or a designee thereof may be on a general or specific basis, and may impose conditions and limitations on any permitted transferability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Commerce. Commerce reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Commerce deems, in its sole discretion, that such would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Commerce in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Commerce may deem necessary or desirable; or

                  (c) During any period of time in which Commerce deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Commerce to be legally obligated to issue or sell more shares than Commerce is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by Commerce in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  (e) Until Commerce has registered its Common Stock under the Securities Exchange Act of 1934, as amended.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Commerce may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Commerce that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of Commerce and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Commerce and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon Commerce unless in writing and signed by the President of Commerce. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

         Please sign the copy of this option and return it to Commerce's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                            COMMERCE BANCORP, INC.



                                            By:_________________________________



         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.

___________________________________         ____________________________________
        (Signature)                                     (Date)